SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                           ________________________

                           ALEXANDER & BALDWIN, INC.
               -------------------------------------------------
                (Name of Registrant as Specified in its Charter)


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                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)
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

                           ALEXANDER & BALDWIN, INC.
                    822 Bishop Street, Honolulu, Hawaii 96813



                                                                March 12, 2007

To the Shareholders of Alexander & Baldwin, Inc.:

         The 2007 Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 26, 2007 at 8:30 a.m. You are invited to attend the meeting, and we hope you will be able to do so. At the meeting, we will have the opportunity to discuss the Company's financial performance during 2006, and our future plans and expectations.

         Whether or not you now plan to attend the Annual Meeting, please vote as soon as possible. You may vote via the Internet, by telephone or by signing, dating and mailing the enclosed proxy card. Specific instructions for shareholders of record who wish to use Internet or telephone voting procedures are set forth in the enclosed proxy.

         Regardless of the size of your holding, it is important that your shares be represented. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

                                 Sincerely,

                                 /s/ W. Allen Doane

                                 W. ALLEN DOANE
                                 Chairman of the Board, President
                                 and Chief Executive Officer


[OBJECT OMITTED]

                            ALEXANDER & BALDWIN, INC.
                    822 Bishop Street, Honolulu, Hawaii 96813



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 26, 2007, at 8:30 a.m., Honolulu time, for the following purposes:

         1. To elect nine directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         2.       To ratify the appointment of auditors for the ensuing year;

         3. To approve the Alexander & Baldwin, Inc. 2007 Incentive Compensation Plan; and

         4. To transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on February 16, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         PLEASE PROMPTLY SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR BY TELEPHONE.

                                  By Order of the Board of Directors,

                                  /s/ Alyson J. Nakamura

                                  ALYSON J. NAKAMURA
                                  Secretary


March 12, 2007

                            ALEXANDER & BALDWIN, INC.
                    822 Bishop Street, Honolulu, Hawaii 96813

                                 PROXY STATEMENT

GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Alexander & Baldwin, Inc. ("A&B" or the "Company") for use at the Annual Meeting of Shareholders to be held on April 26, 2007 and at any adjournment or postponement of the meeting (the "Annual Meeting"). Shareholders may submit their proxies either by signing, dating and returning the enclosed proxy, or via the Internet or by telephone in accordance with the procedures set forth in the enclosed proxy. A proxy may be revoked at any time prior to its exercise by a written revocation bearing a later date than the proxy and filed with the Secretary of A&B, by submission of a later-dated proxy or subsequent Internet or telephonic proxy, or by voting in person at the Annual Meeting.

         Only shareholders of record at the close of business on February 16, 2007 are entitled to notice of and to vote at the Annual Meeting. On that date, A&B had outstanding 42,877,919 shares of common stock without par value, each of which is entitled to one vote. Provided a quorum is present, the affirmative vote of a majority of the shares of A&B common stock represented at the Annual Meeting, in person or by proxy, will be necessary for the election of directors, the ratification of the appointment of auditors and the approval of the A&B 2007 Incentive Compensation Plan ("2007 Plan"). Abstentions and broker non-votes will be included for purposes of determining a quorum at the Annual Meeting. Broker non-votes will have the same effect as a vote to withhold authority in the election of directors, and abstentions and broker non-votes will have the same effect as a vote against both the ratification of auditors and the approval of the 2007 Plan.

         Following the original mailing of proxy soliciting material, officers, employees and directors of A&B and its subsidiaries may without additional compensation, solicit proxies by appropriate means, including by mail, telephone or personal interview. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries that are record holders of A&B's common stock to forward proxy soliciting material to the beneficial owners of the stock, and A&B will reimburse those record holders for their reasonable expenses. A&B has retained the firm of Morrow & Co., Inc. to assist in the solicitation of proxies, at a cost of $10,000 plus reasonable out-of-pocket expenses.

         This Proxy Statement and the enclosed proxy are being mailed to shareholders, and are being made available on the Internet at www.alexanderbaldwin.com, on or about March 12, 2007.

ELECTION OF DIRECTORS

         Directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There is no cumulative voting in the election of directors.

         Director Nominees. The nominees of the Board of Directors are the nine persons named below, all of whom currently are members of the Board of Directors. The Board of Directors believes that all nominees will be able to serve. However, if any nominee or nominees should decline or become unable to serve for any reason, shares represented by the accompanying proxy will be voted for such other person or persons as the Board of Directors may nominate.

         The following table sets forth the name, age (as of March 31, 2007) and principal occupation of each person nominated by the A&B Board, their business experience during at least the last five years, and the year each first was elected or appointed a director.


                    Principal occupation, information as to
                    other positions with A&B, and other                Director
   Name             directorships                                Age    since
   ----             ---------------------------------------      ---   --------

W. Blake Baird      President of AMB Property Corporation         46     2006
                    ("AMB"), San Francisco, California (real estate investment trust) from January 2000 to December 2006; Director of AMB from
                    May 2001 to December 2006.

Michael J. Chun     President and Headmaster, The Kamehameha      63     1990
                    Schools, Kapalama Campus, Honolulu, Hawaii
                    (educational institution) since June 1988;
                    Director of Bank of Hawaii Corporation.


W. Allen Doane      Chairman of the Board of A&B since April      59     1998
                    2006; President and Chief Executive
                    Officer of A&B since October 1998;
                    Chairman of the Board of A&B's subsidiary, Matson Navigation Company, Inc. ("Matson"), from April 2006 to present and from July
                    2002 to January 2004; Vice Chairman of the
                    Board of Matson from January 2004 to April
                    2006 and from December 1998 to July 2002;
                    Director of First Hawaiian Bank, banking subsidiary of BancWest Corporation.

Walter A. Dods,     Non-Executive Chairman of the Board of        65     1989
Jr.                 BancWest Corporation (formerly known as
                    First Hawaiian, Inc. prior to a 1998
                    merger) and its subsidiary, First Hawaiian
                    Bank, Honolulu, Hawaii (banking) since
                    January 2005; Chairman of the Board and
                    Chief Executive Officer of BancWest
                    Corporation and First Hawaiian Bank,
                    from September 1989 through December
                    2004; Director of BancWest Corporation
                    and its banking subsidiaries, First
                    Hawaiian Bank and Bank of the West;
                    Director of Maui Land & Pineapple Company,
                    Inc. since October 2004. Lead independent director of A&B since April 2006.

Charles G. King     President and Dealer Principal, King          61     1989
                    Auto Center, Lihue, Kauai, Hawaii
                    (automobile dealership) since October
                    1995; Dealer Principal, King Windward
                    Nissan, Kaneohe, Oahu, Hawaii (automobile dealership) since February 1999; Dealer
                    Principal, King Infiniti (automobile
                    dealership) since April 2004.

Constance H. Lau    President, Chief Executive Officer and        55     2004
                    Director of Hawaiian Electric Industries,
                    Inc. ("HEI"), Honolulu, Hawaii (electric utility/banking) since May 2006; Chairman of the Boards of American Savings Bank,
                    F.S.B. ("ASB") and Hawaiian Electric
                    Company, Inc., subsidiaries of HEI, since
                    May 2006; President, Chief Executive
                    Officer and Director of ASB since June
                    2001; Chief Operating Officer and Senior
                    Executive Vice President of ASB from
                    December 1999 to June 2001.

Douglas M.          President and Chief Executive Officer of      52     2005
Pasquale            Nationwide Health Properties, Inc. ("NHP")
                    Newport Beach, California (healthcare real estate investment trust) since April 2004;
                    Director of NHP since November 2003;
                    Executive Vice President and Chief
                    Operating Officer of NHP from November 2003 to April 2004; Chairman of the Board and Chief Executive Officer of ARV Assisted
                    Living, Inc. from December 1999 to
                    September 2003; President and Chief
                    Executive Officer of Atria Senior Living
                    Group from April 2003 to September 2003.

Maryanna G. Shaw    Private investor.                             68     1980

Jeffrey N.          Partner, Watanabe Ing & Komeiji LLP,          64     2003
Watanabe            Honolulu, Hawaii (attorneys at law) since
                    1971; Director of HEI; Non-Executive
                    Chairman of the Board of HEI since May 2006.


         The Bylaws of A&B provide that no person (other than a person nominated by or on behalf of the Board) will be eligible to be elected a director at an annual meeting of shareholders unless a written shareholder's notice that the person's name be placed in nomination is received by the Chairman of the Board, the President, or the Secretary of A&B not less than 120 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the preceding annual meeting, a shareholder's notice must be given not later than 10 days after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. To be in proper written form, a shareholder's notice must include specified information about each nominee and the shareholder making the nomination. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

         Separate procedures have been established for shareholders to submit director candidates for consideration by the Nominating and Corporate Governance Committee. These procedures are described below under the subsection "Nominating Committee Processes."

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

         Director Independence. The Board has reviewed each of its current directors and has determined that all such persons, with the exception of Mr. Doane, who is an executive officer of A&B, are independent under Nasdaq rules. The Board also has previously determined that Charles M. Stockholm and Carson R. McKissick, both of whom were directors until their retirement from the Board on April 27, 2006, were independent under Nasdaq rules. In making its independence determinations, the Board considered the following transactions, relationships or arrangements not otherwise disclosed elsewhere in this Proxy Statement: Dr. Chun - the purchase of a condominium unit from an A&B subsidiary at the market price and A&B's banking relationships with Bank of Hawaii, an entity of which Dr. Chun is a director; Mr. Dods - A&B's banking relationships with First Hawaiian Bank, an entity of which Mr. Dods is Non-Executive Chairman of the Board; Ms. Lau - a leasing relationship and property development agreements with Kamehameha Schools, an entity of which Ms. Lau is a trustee (such trusteeship is to cease on March 31, 2007); and Mr. Watanabe - A&B's banking relationships with American Savings Bank, an entity of which Mr. Watanabe is a director, and which is a subsidiary of HEI, an entity of which Mr. Watanabe is Non-Executive Chairman of the Board, and electricity sales to a subsidiary of HEI.

         Board of Directors and Committees of the Board. The Board of Directors held nine meetings during 2006. In conjunction with five of these meetings, the independent directors of A&B met in formally-scheduled executive sessions, led by either the non-executive Chairman of the Board through April 26, 2006 or the Lead Independent Director since April 27, 2006. In 2006, all directors were present at 100 percent of the meetings of the Board of Directors and Committees of the Board on which they serve that were held during the period for which the person has been a director, with the limited exceptions of two directors who each were absent from one Committee meeting. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

         Audit Committee: The current members of the Audit Committee, which held
         ---------------
six meetings during 2006, are Mr. Pasquale, Chairman, Mr. Baird, Mr. Dods and Ms. Lau, each of whom is an independent director under the applicable Nasdaq listing standards and SEC rules and regulations. All four members of the Audit Committee have been determined by the Board of Directors to be audit committee financial experts under the rules of the SEC. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report which appears in this Proxy Statement. A current copy of the charter of the Audit Committee is available on the corporate governance page of A&B's corporate website at www.alexanderbaldwin.com.

         Compensation Committee: The current members of the Compensation
         ----------------------
Committee, which held six meetings during 2006, are Mr. King, Chairman, Dr. Chun, Mr. Watanabe and Ms. Shaw, each of whom is an independent director under the applicable Nasdaq listing standards. The Compensation Committee has general responsibility for management and other salaried employee compensation and benefits, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board. The Compensation Committee is governed by a charter, a current copy of which is available on the corporate governance page of A&B's corporate website at www.alexanderbaldwin.com.

         The following are the processes and procedures performed by the Compensation Committee:

         o Reviews the Company's compensation, benefit and incentive plans, and, if appropriate, adopts or recommends to the Board the adoption of new plans or amendments to existing plans.
         o Approves the granting of any stock option, stock grant, stock appreciation right or other equity-based awards, or deferred compensation under incentive plans.
         o Initiates the performance appraisal process by which the Board evaluates the performance of the Chief Executive Officer ("CEO") and approves the CEO's base compensation level.
         o Approves the compensation of executive officers of the Company, other than the base compensation of the CEO.
         o Evaluates and recommends to the Board the appropriate level of compensation for Board and Committee service by non-employee members of the Board.
         o Conducts or authorizes investigations into or studies of matters within the Committee's scope of responsibilities and retains such independent counsel or other advisers as deemed necessary.

         The Compensation Committee may form subcommittees and delegate such power and authority as the Committee deems appropriate. However, no subcommittee may have fewer than two members and the Committee may not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole. Certain authorities have been delegated to the CEO regarding the approval of base compensation of non-executive officers, administration of certain small non-executive sales commission and incentive plans and exceptions to eligibility and minor adjustments to target opportunities under the A&B Annual Incentive Plan.

         In 2006, the Company's Compensation Committee directly retained the independent consulting firm Watson Wyatt Worldwide ("Watson Wyatt") to assist the Committee in various compensation matters, as described in the Compensation Discussion and Analysis section of this Proxy Statement. With the knowledge of the Compensation Committee, management retained Watson Wyatt to assist the Company on several special projects, including a review of pension programs and incentive goal-setting training.

         The role of executive officers in executive compensation is described in the Compensation Discussion and Analysis section of this proxy statement. Executive officers are not involved in determining director compensation.

         Nominating and Corporate Governance Committee: The current members of
         ---------------------------------------------
the Nominating and Corporate Governance Committee (the "Nominating Committee"), which held five meetings in 2006, are Mr. Dods, Chairman, Dr. Chun and Ms. Shaw, each of whom is an independent director under the applicable Nasdaq listing standards. The functions of the Nominating Committee include identifying and recommending to the Board individuals qualified to serve as directors of A&B; recommending to the Board the size of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance principles and other corporate governance issues; and developing and recommending processes for the annual evaluation of the Board and evaluating the Nominating Committee's performance. The Nominating Committee is governed by a charter, a current copy of which is available on the corporate governance page of A&B's corporate website at www.alexanderbaldwin.com.
                                              ------------------------

         Nominating Committee Processes. The Nominating Committee identifies potential nominees by asking current directors to notify the Committee if they become aware of qualified persons who might be available to serve on the Board. The Committee also, from time to time, engages firms that specialize in identifying director candidates.

         The Nominating Committee also will consider director candidates recommended by shareholders. In considering such candidates, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit a written recommendation that includes the name of the shareholder, evidence of the shareholder's ownership of A&B stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of A&B and the candidate's consent to be named as a director if recommended by the Nominating Committee and nominated by the Board for approval by the shareholders.

         The shareholder recommendation and information described above must be sent to the Corporate Secretary at 822 Bishop Street, Honolulu, Hawaii 96813 and must be received not less than 120 days before the anniversary of the date on which A&B's Proxy Statement was released to shareholders in connection with the previous year's annual meeting.

         The Nominating Committee believes that the minimum qualifications for serving as a director of A&B are that a nominee demonstrate high ethical standards, a commitment to shareholders, a genuine interest in A&B and a willingness and ability to devote adequate time to a director's duties. The Committee also may consider other factors that it deems to be in the best interests of A&B and its shareholders, such as business experience, financial expertise and group decision-making skills.

         Once a potential candidate has been identified by the Nominating Committee, the Committee collects and reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Committee may request information from the candidate, review the person's accomplishments, qualifications and references, and conduct interviews with the candidate. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

         In 2006, A&B paid a fee to a third-party search firm to assist in identifying and evaluating candidates for nomination as directors. The search firm provided information on potential candidates, assisted in background reviews and performed other functions in connection with assisting the Nominating Committee in identifying and evaluating potential director candidates. Mr. Baird, who was appointed as a director by the Board in June 2006, was recommended to the Nominating Committee by the third-party search firm.

         Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the more effective functioning of the Board and its committees. The guidelines provide details on matters such as:
         o    Goals of the Board
         o Selection of directors, including the Chairman of the Board and Lead Independent Director
         o    Board membership criteria and director retirement age
         o    Stock ownership guidelines
         o Director independence, and executive sessions of independent directors
         o    Board self-evaluation
         o    Board orientation and continuing education
         o Leadership development - annual evaluations of the CEO and management succession plans

         The full text of the A&B Corporate Governance Guidelines is available on the corporate governance page of A&B's corporate website at www.alexanderbaldwin.com.

         Compensation of Directors. The following table summarizes the cash and noncash compensation paid by A&B to directors for services rendered during 2006.

                                           2006 DIRECTOR COMPENSATION


        Name            Fees Earned      Stock     Option Awards    Non-Equity     Change in     All Other      Total
                        or Paid in      Awards        ($)(1)        Incentive       Pension     Compensation     ($)
                           Cash           ($)                          Plan        Value and        ($)
                            ($)                                    Compensation   Nonqualified
                                                                       ($)          Deferred
                                                                                  Compensation
                                                                                    Earnings
                                                                                      ($)
         (a)                (b)           (c)           (d)            (e)            (f)           (g)          (h)
-------------------------------------------------------------------------------------------------------------------------
W. Blake Baird            27,700         6,811           0             N/A            N/A            0          34,511
Michael J. Chun           52,800        13,622        74,384           N/A           18,441          0         159,247
Walter A. Dods, Jr.       73,872        13,622        74,384           N/A            4,815          0         166,693
Charles G. King           59,500        13,622        74,384           N/A           12,050          0         159,556
Constance H. Lau          50,800        13,622        72,545           N/A            N/A            0         136,967
Douglas M. Pasquale       58,158        13,622        52,793           N/A            N/A            0         124,573
Maryanna G. Shaw          52,800        13,622        74,384           N/A            0 (3)          0         140,806
Jeffrey N. Watanabe       50,800        13,622        74,384           N/A            N/A            0         138,806
Carson R. McKissick       22,995         3,406        47,389           N/A            N/A            0          73,790
Charles M. Stockholm     211,875 (2)     3,406        47,389           N/A            N/A            0         262,670


         (1) Represents the dollar value of a proportional amount of options earned under SFAS No. 123R granted via the A&B 1998 Non-Employee Director Stock Option Plan for 2006 based on the Black Scholes value on the date of each grant. See Note 11 of the consolidated financial statements of the Company's 2006 Annual Report on Form 10-K regarding the assumptions underlying valuation of equity awards. Grant date fair value for each award includes:
Messrs. Chun, Dods, King and Watanabe and Ms. Shaw - 4/24/03 - $17,680, 4/22/04
- $59,314, 4/28/05 - $77,561, 4/27/06 - $118,919, Ms. Lau - 4/22/04 - $59,314,
4/28/05 - $77,561, 4/27/06 - $118,919, Messrs. McKissick and Stockholm - 4/24/03
- $17,680, 4/22/04 - $59,314, 4/28/05 - $77,561 and Mr. Pasquale - 4/28/05 -
$77,561, 4/27/06 - $118,919. The aggregate number of stock option awards outstanding at the end of the year for each director is as follows:
Mr. Baird - 0; Dr. Chun - 42,515 shares; Messrs. Dods and King and
Ms. Shaw - 45,000 shares each; Ms. Lau - 24,000 shares; Mr. McKissick - 31,000 shares; Mr. Pasquale - 16,000 shares; Mr. Stockholm - 14,334 shares; and
Mr. Watanabe - 27,000 shares. There are no outstanding unvested stock awards for any of the directors listed above.

         (2) Includes a discretionary cash bonus of $125,000 in connection with services as Chairman of the Board in 2005 and a proportional amount ($50,000) of an additional annual retainer of $150,000 for service as Chairman of the Board until April 27, 2006.

         (3) The change in pension value was a decrease of $8,621.

         Under A&B's retirement policy for directors, Messrs. McKissick and Stockholm retired from the Board of Directors on April 27, 2006. Mr. Baird was appointed a director of A&B on June 22, 2006.

         Outside directors received an annual cash retainer of $27,000. Messrs. King and Dods received an additional annual retainer fee (or a proportional amount of such annual retainer in the case of Mr. Dods, who became Chairman of the Nominating Committee in April 2006) of $7,500 for serving as Chairpersons of the Compensation Committee and the Nominating Committee, respectively, and Mr. Pasquale received a proportional amount of an additional annual retainer fee of $10,000 for serving as Chairperson of the Audit Committee since April 2006. Mr. Dods received a proportional share of an additional annual retainer fee of $20,000 for service as the Lead Independent Director since April 2006. Outside directors received an attendance fee of $1,200 per Board meeting and, in addition, attendance fees of $1,000 per committee meeting if serving as a member, or $1,200 if serving as a chairperson, of a Board committee. All directors of A&B served as directors of A&B's Matson subsidiary and, in such capacities, outside directors received attendance fees of $1,000 per Matson Board meeting.

         Based on the recommendations of Watson Wyatt, effective April 1, 2007, the annual cash retainer for outside directors will increase to $33,000; the additional annual cash retainer for the Chairperson of the Audit Committee will increase to $12,000; the meeting attendance fees for A&B and for Matson Board meetings will increase to $1,500 and $1,200 per Board meeting, respectively; and committee attendance fees will increase to $1,500 per committee meeting (with no additional attendance fees for serving as a chairperson of a Board committee). Other fees remain unchanged.

         Outside directors may defer up to 100 percent of their annual cash retainer and meeting fees until retirement or until such earlier date as they may select; no directors have deferred any fees currently.

         In addition to the annual cash retainer and meeting fees, each individual who served as an outside director during 2006 received an annual stock retainer of 300 shares of A&B common stock (or a proportionate amount if the director served for less than a full year), with a value recorded of $13,622. Directors who are employees of A&B or its subsidiaries do not receive compensation for serving as directors.

         Under A&B's 1998 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan"), a non-qualified stock option to purchase 8,000 shares of A&B common stock automatically is granted at each Annual Meeting of Shareholders to each individual who is, at the meeting, elected or reelected as an outside director of A&B. The option price per share is the average of the highest and lowest selling prices per share of A&B common stock on the grant date, and the option expires 10 years from the date of grant, or earlier if the optionee ceases to be a director. Options become exercisable in three equal annual installments, beginning one year after the grant date. At the 2006 Annual Meeting, held on April 27, 2006, options to purchase 8,000 shares of A&B common stock, at an exercise price of $48.81 per share, were granted to each of the outside directors under the Non-Employee Director Plan. If the proposed 2007 Plan is approved by shareholders, the annual grant of a stock retainer of 300 shares and the option to purchase 8,000 shares will cease and will be replaced by a grant of $100,000 in restricted stock units.

         Under A&B's retirement plan for directors, a director with five or more years of service will receive a lump-sum payment upon retirement or attainment of age 65, whichever is later (but in no event later than the date of the first annual meeting of shareholders after the director attains age 72), that is actuarially equivalent to a payment stream for the life of the director consisting of 50 percent of the amount of the annual retainer fee in effect at the time of his or her retirement or other termination, plus 10 percent of that amount, up to an additional 50 percent, for each year of service as a director over five years. Effective December 31, 2004, these retirement benefits were frozen based on a director's service and retainer on that date and no further benefits accrue for subsequent periods.

         Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on A&B business. They also may participate in the Company's deferred compensation program and matching gifts program, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 for each director annually.

         Director Share Ownership Guidelines. The Board has adopted a "Share Ownership Guideline Policy" for itself, encouraging each non-employee director by April 1, 2010 to own A&B common stock with either a value of five times the amount of the 2005 cash retainer of $27,000 or three thousand (3,000) shares.

         Shareholder Communications with Directors. The Board has a process to receive communications from shareholders. Shareholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, correspondence should be addressed to the Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o A&B Law Department" at A&B's headquarters at 822 Bishop Street, Honolulu, Hawaii 96813.

         All communications received as described above will be opened by the A&B Law Department for the sole purpose of determining whether the contents constitute a communication to A&B's directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to the Board or to any group of directors, the A&B Law Department will make sufficient copies of the contents to send to each addressee.

         In addition, it is A&B policy that directors are invited and strongly encouraged to attend the Annual Meeting of Shareholders. All of the directors who were members of the Board of Directors at the time of the 2006 Annual Meeting attended the meeting.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

         The following table lists the names and addresses of the only shareholders known by A&B on February 16, 2007 to have owned beneficially more than five percent of A&B's common stock outstanding, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

                     Name and Address              Amount of          Percent of
                   of Beneficial Owner        Beneficial Ownership       Class
                   -------------------        --------------------    ----------

         FMR Corp.                               3,623,067 (a)            8.5%
         82 Devonshire Street
         Boston, MA  02109

         Third Avenue Management LLC             2,669,467 (b)            6.2%
         622 Third Avenue, 32nd Floor
         New York, NY  10017

         Hotchkis and Wiley Capital              2,156,900 (c)            5.0%
         Management, LLC
         725 S. Figueroa Street, 39th Floor
         Los Angeles, CA  90017

(a) As reported in Amendment No. 6 to Schedule 13G dated February 14, 2007 (the "FMR 13G") filed with the SEC. According to the FMR 13G, FMR Corp., through its subsidiaries, Fidelity Management & Research Company, Fidelity Management Trust Company, Strategic Advisers, Inc., Pyramis Global Advisors, LLC, Pyramis Global Advisors Trust Company, and an affiliate of FMR Corp., Fidelity International Limited, has, in the aggregate, sole voting power over 776,250 shares, sole dispositive power over all 3,623,067 shares, and does not have shared voting or dispositive power over any shares.

(b) As reported in a Schedule 13G dated February 14, 2007 (the "Third Avenue 13G") filed with the SEC. According to the Third Avenue 13G, Third Avenue Management LLC has sole voting power and sole dispositive power over all 2,669,467 shares, and does not have shared voting or dispositive power over any shares.

(c) As reported in a Schedule 13G dated February 13, 2007 (the "Hotchkis 13G") filed with the SEC. According to the Hotchkis 13G, Hotchkis and Wiley Capital Management, LLC has sole voting power over 1,774,200 shares, sole dispositive power over all 2,156,900 shares, and does not have shared voting or dispositive power over any shares.

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

         Security Ownership of Directors and Executive Officers. The following table shows the number of shares of A&B common stock beneficially owned as of February 16, 2007 by each director and nominee, by each executive officer named in the "Summary Compensation Table" below, and by directors, nominees and executive officers as a group and, if at least one-tenth of one percent, the percentage of outstanding shares such ownership represents. Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.


     Name or Number             Number of Shares        Stock                       Percent
        in Group                Owned (a)(b)(c)      Options (d)      Total         of Class
     --------------             ---------------      -----------      -----         --------

W. Blake Baird                       2,650                   0         2,650           --
Michael J. Chun                      4,776              34,514        39,290           --
W. Allen Doane                     257,894             403,399       661,293          1.5
Walter A. Dods, Jr.                 13,842              36,999        50,841          0.1
Charles G. King                      9,985              36,999        46,984          0.1
Constance H. Lau                     1,000              15,999        16,999           --
Douglas M. Pasquale                  2,350               7,999        10,349           --
Maryanna G. Shaw                   282,785              36,999       319,784          0.7
Jeffrey N. Watanabe                  1,138              18,999        20,137           --
Christopher J. Benjamin             34,853              33,404        68,257          0.2
James S. Andrasick                 105,757              60,600       166,357          0.4
Stanley M. Kuriyama                 94,626             119,000       213,626          0.5
Matthew J. Cox                      23,480              16,800        40,280           --
19 Directors, Nominees
  and Executive Officers
  as a Group                       949,880             894,173     1,844,053          4.2



(a) Amounts do not include shares owned by spouses of those directors and executive officers who disclaim beneficial ownership thereof, as follows: Ms. Shaw - 17,121 shares. Amounts do not include shares beneficially owned in a fiduciary capacity by trust companies or the trust departments of banks of which A&B directors are trustees or directors, including as follows: BancWest Corporation - 385,157 shares, Bank of Hawaii - 496,163 shares, The Wallace Alexander Gerbode Foundation, of which Ms. Shaw is a trustee - 40,000 shares, and the William Garfield King Educational Trust, of which Mr. King is a trustee
         - 400 shares.
(b) Amounts include shares as to which directors, nominees and executive officers have (i) shared voting and dispositive power, as follows: Mr. Baird - 2,650 shares, Dr. Chun - 3,395 shares, Mr. King - 685 shares, Ms. Lau - 700 shares, Mr. Pasquale - 2,350 shares, Ms. Shaw 18,248 shares, and directors, nominees and executive officers as a group - 31,507 shares and (ii) sole voting power only: directors, nominees and executive officers as a group - 577 shares.
(c)      None of the shares have been pledged as security.
(d) Amounts reflect shares deemed to be owned beneficially by directors, nominees and executive officers because they may be acquired prior to May 12, 2007 through the exercise of stock options.

         Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires A&B's directors and executive officers, and persons who own more than 10 percent of its common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. A&B believes that during fiscal 2006, its directors and executive officers filed all reports required to be filed under Section 16(a) on a timely basis.

         Certain Relationships and Transactions. A&B has adopted a written policy under which the Audit Committee must pre-approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a). Prior to entering into a transaction with A&B, directors and executive officers (and their family members) must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction or arrangement requires the approval of the Audit Committee.
The Audit Committee considers all of the relevant facts and circumstances available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director's independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders.

         The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings via fax, e-mail or written correspondence. Approval by a majority of the Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported upon at the next Audit Committee meeting.

         Walter A. Dods, Jr., a director of A&B, purchased two residential units on January 11, 2006, at market prices in a project being developed by a limited liability company in which a subsidiary of A&B is a member, for an aggregate purchase price of $1,950,000. Both G. Stephen Holaday, General Manager, Hawaiian Commercial & Sugar Company, and the son of Carson R. McKissick, a director of A&B who retired from the Board on April 27, 2006, have entered into agreements to purchase condominium units in a project being developed by a limited liability company in which a subsidiary of A&B is a member, for a purchase price of $1,817,500 and $1,070,000, respectively. Charles G. King, a director of A&B, owns a 6.1 percent interest, and Mr. King's brother owns a 65 percent interest, in a corporation that has entered into a five-year commercial lease (with one five-year renewal option) at market rates with a subsidiary of A&B. The amount of gross rent paid in 2006 was $231,955, and the remaining aggregate net rental obligation under the five-year lease term is $636,450.

         Constance H. Lau, a director of A&B, is President, Chief Executive Officer and Director of HEI, as well as Chairman of the Board, President and Chief Executive Officer of American Savings Bank, F.S.B., a subsidiary of HEI. A&B and its subsidiaries have a number of relationships with American Savings Bank, including:

         American Savings Bank (i) had a 9 percent participation in A&B's $200 million revolving credit and term loan agreement (which was superseded on December 28, 2006 by the agreements described in (ii) and (iii)), for which, in 2006, the largest aggregate amount of principal outstanding under the facility was $40 million, and $40 million and $665,934 were paid in principal and interest, respectively, at a rate of London Interbank Offered Rate ("LIBOR") plus 0.475 percent, (ii) has a 10.8 percent participation in A&B's $225 million revolving credit and term loan agreement (such loan being the successor to the $200 million agreement described in (i)), of which, in 2006, the largest aggregate amount of principal outstanding was $26.5 million with no principal or interest paid, and $26.5 million was outstanding at February 16, 2007, with interest payable on a sliding scale at rates between 0.225 percent to 0.475 percent (based on A&B's current credit rating) plus LIBOR, (iii) has a 10.8 percent participation in Matson's $100 million revolving credit and term loan agreement (such loan being linked to the $225 million facility described in (ii) above), of which, in 2006, there were no amounts outstanding and no principal or interest paid, and no amounts outstanding at February 16, 2007, with interest payable on a sliding scale at rates between 0.225 percent to 0.475 percent (based on Matson's current credit rating) plus LIBOR, (iv) has a $40 million construction loan made to a limited liability company in which a subsidiary of A&B is a member, of which, in 2006, the largest aggregate amount of principal outstanding was $38,586,562, $21,009,791 was outstanding at February 16, 2007, and $18,462,914 and $1,614,477 were paid in principal and interest in 2006, respectively, at a rate of LIBOR plus 1.25 percent, (v) has a $12 million revolving credit facility made to a limited liability company in which a subsidiary of A&B is a member, of which, in 2006, there were no amounts outstanding and no principal or interest paid, and no amounts outstanding at February 16, 2007, with interest payable at a rate of LIBOR plus
1.25 percent, (vi) had a $5 million bridge loan made to a limited liability company in which a subsidiary of A&B is a member, of which, in 2006, the largest aggregate amount of principal outstanding was $5 million, $5 million and $56,635 were paid in principal and interest in 2006, respectively, at a rate of LIBOR plus 1.25 percent, and which was paid in full on December 14, 2006, (vii) is a commercial tenant in certain properties owned by A&B or its subsidiaries, under leases with terms that have expired or are expiring from May 2006 to December 2017, with aggregate gross rents in 2006 of $347,958, and aggregate net rents from and after January 1, 2007 of $637,966, and (viii) is a holdover lessee and licensee in A&B's Maui Mall Shopping Center, with a month-to-month lease and a month-to-month license for a net monthly rent of $300 and $1,800 per month, respectively. A&B also has two certificates of deposit with American Savings Bank that total $45,209 and which have maturities of less than six months.

         In 2006, an A&B division sold electricity that it had produced to Maui Electric Company, Inc., an HEI subsidiary, in the amount of approximately $19,711,000, which is based on a rate approved by the Hawaii Public Utilities Commission.

         Ms. Lau's spouse is the Vice Chairman, Chief Executive Officer and Director of Finance Factors, Ltd., a Hawaii-based financial institution. Finance Factors has three commercial leases with A&B, two of which have terms expiring in November 2007 and one of which has a term expiring in November 2010, with aggregate gross rents in 2006 of approximately $148,653, and aggregate net rents from and after January 1, 2007 of approximately $252,514.

         The brother of Matthew J. Cox, Executive Vice President and Chief Operating Officer of Matson, is an officer in a company from which Matson leased transportation equipment. The aggregate amount paid under the lease in 2006 was $2,196,596, and the remaining aggregate rental obligation under the lease is $4,141,152.

         Jeffrey N. Watanabe, a director of A&B, is a partner in a law firm that performed legal services in 2006 in the amount of $145,248 for a limited liability company in which a subsidiary of A&B is a member.

         Code of Ethics. A&B has adopted a Code of Ethics that applies to the CEO, Chief Financial Officer ("CFO") and Controller (the "Code"). A copy of the Code, along with copies of Codes of Conduct applicable to all directors, officers and employees of A&B, is posted on the corporate governance page of A&B's corporate website, www.alexanderbaldwin.com. A&B intends to satisfy any disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of the Code by posting such information on its website.

EXECUTIVE COMPENSATION

         Compensation Discussion and Analysis ("CD&A")

         Compensation Philosophy
         -----------------------

Objectives: The Company operates in a highly competitive and challenging environment. To attract, retain and motivate qualified executive officers, the objectives of the Company's compensation philosophy include:
         o Rewarding favorable corporate, business unit and individual performance,
         o Providing an appropriate mix of short-term and long-term executive compensation that is heavily performance-based,
         o Providing incentives for long-term performance through equity compensation, which align executive interests with shareholder interests with the ultimate objective of improving shareholder value, and
         o Providing competitive pay to executive officers with similar job responsibilities in organizations of similar size.

Pay Elements: The Company provides the following pay elements to our executive officers in varying combinations to accomplish our compensation objectives:
         o    Base salary,
         o    Annual incentives and other cash awards delivered through the:
              - One-Year Performance Improvement Incentive Plan ("One-Year PIIP"), and
              -   Three-Year Performance Improvement Incentive Plan
                  ("Three-Year PIIP") under which no grants have been made since the 2004-2006 plan cycle,
         o Equity-based compensation (stock options and restricted stock grants under the A&B 1998 Stock Option/Stock Incentive Plan ("1998 Plan") and the A&B Restricted Stock Bonus Plan),
         o    Retirement benefits provided through the:
              - A&B Retirement Plan for Salaried Employees and Retirement Plan for Employees of Matson (broad-based employee defined benefit programs),
              -   A&B Excess Benefits Plan,
              - A&B Executive Survivor/Retirement Benefit Plan (which only has four active participants, only one of which is a named executive officer ("NEO" - the term "NEO" is defined below in the section captioned "Summary Compensation Table"), and no new participants have been added since 1997),
              - A&B 1985 Supplemental Executive Retirement Plan (which only has three participants, only one of which is an NEO, and no new participants have been added since 1997),
              - A&B Individual Deferred Compensation Plan (a broad-based employee defined contribution 401(k) program), and
              - A&B Profit Sharing Retirement Plan (a broad-based employee defined contribution program),
         o    Deferred compensation through the A&B Deferred Compensation Plan,
         o    Certain modest executive perquisites and benefits, and
         o    Severance Plan and Change in Control agreements.

Each compensation element and its purpose are further described below.

Pay Program Administration and Policies: The Compensation Committee has general responsibility for executive compensation and benefits, including incentive compensation and stock incentive plans.

         For 2006, the Compensation Committee directly retained Watson Wyatt to assist the Committee in:
         o    Evaluating salary and incentive compensation levels,
         o    Providing information on current trends in executive compensation,
         o Preparing a summary of the value of all compensation elements provided to the executive during the year,
         o Reviewing change in control arrangements including the term, conditions, participation levels and estimated aggregate payout values to ensure such arrangements are reasonable and competitive, and
         o Evaluating the pay arrangements for the non-employee members of the Board of Directors.

With the knowledge of the Compensation Committee, management also retained Watson Wyatt to assist the Company on several special projects, including a review of pension programs and incentive goal-setting training.

         The Company competes across a broad group of industries and, based on the recommendation of Watson Wyatt, uses data from a combination of four national and highly recognized published surveys representing a broad group of industrial companies to benchmark competitive pay practices. The Company uses statistics from these surveys, as available, and determines competitive pay for each executive on the basis of his or her corporate or business unit revenue responsibilities and role. Survey data obtained by Watson Wyatt is also typically summarized within revenue range groupings and the Company generally uses data that represents companies of between $500 million and $2.5 billion in revenues. Because the Company operates in a number of different industries, it does not use data that is specific to any individual segment of the Company's business. The Compensation Committee has periodically conducted competitive benchmark studies for each component of the executive compensation program. In 2006, the Compensation Committee conducted a competitive assessment of the combined base salary, cash incentives and equity grants, based on information provided by Watson Wyatt.

         Although there is no specific formula applied by the Company to determine the allocation between cash and noncash compensation or between the noncash forms of pay, the Company's general philosophy is to provide cash compensation at the 50th percentile of competitive survey data and a combination of salary, target bonuses and longer-term incentives at about the 60th percentile of competitive survey data.

         In addition to the compensation benchmarking survey data provided by Watson Wyatt, the Compensation Committee reviews a summary of the value of all compensation elements provided to the executive during the year when making its pay decisions. The Compensation Committee takes into consideration the tax and accounting treatment for compensation as part of its decision-making deliberations. While the Compensation Committee does not anticipate circumstances where a restatement of earnings upon which incentive compensation award decisions were based would occur, should such circumstances occur the Compensation Committee has the discretion to take necessary actions to protect the interests of shareholders including actions to seek to recover such incentive awards.

         Section 162(m) of the Internal Revenue Code limits the deductibility for federal income tax purposes of executive compensation in excess of $1,000,000 for any fiscal year, except to the extent that the compensation in excess of that amount meets the statutory definition of "performance-based compensation." The Compensation Committee will not necessarily limit executive compensation to that amount, but will consider it as one factor in its consideration of compensation matters and will consider reasonable steps to preserve the deductibility of compensation payments.

         The role of management in executive compensation includes:
         o Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved operating plans and in alignment with the strategic plan,
         o    Implementing the programs approved by the Compensation Committee,
         o Based on information provided by a third party compensation consultant, providing guidelines and recommendations to the Compensation Committee regarding pay levels for officers on the basis of plan formulas, salary structures, and the CEO's assessment of individual officer performance. (The Compensation Committee works with the Board of Directors to determine compensation levels for the CEO), and
         o Providing the Committee with the financial and other data used to measure performance against established goals.

         Pay Components
         --------------

Salary: The base salary component is intended to compensate the executive for the basic market value of the job and the responsibilities of that job in comparison with other positions in the Company. The Company's general philosophy is to provide base salaries at the median of salaries paid to officers with comparable job responsibilities in general industry companies of similar size to the Company. Factors that are considered in determining where the executive is paid in relation to the competitive pay data and the Company's philosophy include: the executive's performance, positioning within the executive's salary range, an individual's job experience and role responsibilities.

         The CEO recommends annual base salary changes for the other NEOs. These recommendations are determined by reviewing:
         o    An assessment of the individual's performance during the year,
         o    Competitive survey data obtained by Watson Wyatt,
         o Projected salary increases for the coming year for general industry companies gathered from nationally recognized survey data sources obtained by Watson Wyatt, and
         o    The executive's position in the salary range.

         The Board of Directors determines the CEO's annual salary change on the basis of the same factors mentioned above. The Company does not consider any one specific corporate performance factor in determining base salary changes. In 2006, Mr. Doane declined being considered for any increase for the year. The Board has a formalized performance review process for the CEO. Beginning in 2007, the Board is expanding that process to include additional non-financial competency criteria for determining base salary increases.

         The Board of Directors may adjust the CEO's base compensation and the CEO may recommend adjustments for officer compensation (other than his own) at other times during the year based on factors such as new hires or mid-year promotions, the executive's pay relative to the market, unexpected changes in the executive's role during the year, or extraordinary events.

         The Compensation Committee reviews the competitive analysis and reports provided by Watson Wyatt when making salary determinations. Base salary increases for NEOs are considered by the Compensation Committee in February of each year for implementation on April 1st. For 2006, base salaries for NEOs in the aggregate were at about the 50th percentile of the competitive market, and no individual NEO exceeded the 75th percentile of the competitive market.

Annual Incentives: Annual incentives are provided to motivate and reward executives for achieving specific annual business goals. These goals are established in February of each year.

         Company Performance. For determination of award levels for the 2006 performance cycle, the Company's 2006 operating performance was compared to the performance standards approved by the Compensation Committee in February 2006. These standards were based on the Company's 2006 operating plan approved by the Board of Directors in December 2005. This plan recognized the financial challenges posed by the expiration in February 2006 of Matson's 10-year operating alliance with American President Lines, Ltd. The expiration of the alliance and the costs of transitioning to a new service were expected to create a $32 million to $37 million pre-tax earnings shortfall as compared to 2005. While growth in Matson's other business lines, especially integrated logistics, and in A&B's real estate leasing and sales segments were expected to offset much of this loss, the Company's 2006 operating plan projected consolidated earnings to be lower in 2006 as compared to 2005.

         Actual operating performance in 2006 was better than expected. Consolidated net income exceeded plan targets and approached 2005 levels. The transportation, real estate and agribusiness units of the Company all exceeded operating plan targets and, as a result, the corporate and business unit metrics for determination of incentive payments also exceeded target levels.

         One-Year PIIP: The One-Year PIIP provides performance-based incentives to eligible executives based on corporate, business unit and individual goals. The weighting among the corporate, business unit and individual goals depended on the executive's position and job responsibilities. Corporate executives were weighted 60 percent for corporate performance and 40 percent on individual goals. Business unit executives were weighted 20 percent on corporate performance, 20 percent to 40 percent on business unit performance and 40 percent to 60 percent on individual goals. The corporate component measures in 2006 were based on the operating plan approved by the Board in December 2005 and were weighted 65 percent on corporate profit before income tax and 35 percent on return on invested capital. Financial performance goals for each business unit were based on the operating plan approved by the Board and were weighted 100 percent on business unit profit before income tax.

         The performance factors, measures and their relative weights are determined annually by the Compensation Committee, and therefore are subject to change in future years. The Compensation Committee conducted a review of the weights and, based on the advice of Watson Wyatt and the recommendation of management, the 2007 One-Year PIIP will place greater emphasis on corporate and business unit financial goals and less emphasis on individual goals.

         The annual corporate and business unit targets for performance reflect the Company's confidential operating plan and, thus, the Company does not disclose the targets publicly for competitive reasons. The operating plan is reviewed and approved in principle by the Board of Directors. When establishing the operating plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors, Company capabilities, performance objectives as well as the Company's strategic plan. Three levels of performance were established for 2006, with the levels structured to be moderately challenging (threshold level, or 85% of the operating plan amounts), challenging (target level, or 100% of the operating plan amounts) and significantly challenging (extraordinary level, or 110% of the operating plan amounts) to achieve.

         In addition to corporate and business unit performance goals, each NEO has a portion of his award based on achieving individual goals. These individual goals vary, depending upon the NEO's position in the Company and/or the activities of the NEO's business unit. Individual goals are reviewed annually and approved by the Compensation Committee in February of each year. Performance against individual goals is assessed at threshold (moderately challenging), target (challenging) and extraordinary (significantly challenging) levels.

         The CEO reviews the formula award calculations for each individual earning an award under the One-Year PIIP, and makes recommendations to the Compensation Committee regarding the payout for each individual, including the reasons for his recommendations. Each component of the award - corporate, business unit and individual - is evaluated individually against the respective performance measures. Target award opportunity levels for NEOs range from 50 percent to 70 percent of base salary. If the two measures of the corporate component do not reach threshold levels, there will be no payouts under the One-Year PIIP program, unless authorized by the Compensation Committee to take into consideration factors it believes more appropriately reflect the performance of the Company, unit or individual. If target goals are achieved for a particular component, a participant will receive 100 percent of the target award opportunity pertaining to the component. If threshold goals are achieved, a participant will receive 50 percent of the target award opportunity pertaining to that component. If performance is below the threshold goal, there is no award payment. If extraordinary performance levels are achieved or exceeded, the maximum award paid is equal to 200 percent of the participant's target award opportunity pertaining to that component. As described further in the Restricted Stock Bonus Program, at the executive's election, up to 50 percent of the final award payment can be made in stock, and the Compensation Committee has the discretion to provide a matching grant of up to 50 percent of additional shares of restricted stock. The Compensation Committee approves the awards, and has discretion to modify recommended awards, both positively and negatively, to take into consideration factors it believes more appropriately reflect the performance of the Company, unit or individual.

         For 2006, the Company exceeded its targets for corporate profit before income tax, return on invested capital and the NEOs' respective business unit profit before income tax. These are key operating objectives of the executive team. In 2006, all NEOs received awards that were between the target and extraordinary performance levels for all applicable components.

         Working with Watson Wyatt-supplied reports, management and the Compensation Committee reviewed the participation levels and target award levels for the One-Year PIIP and found that the Company's participation levels, target award opportunity levels and potential payout costs as a percentage of income were well within the competitive range at about the median or below. For 2006, base salary compensation levels for the NEOs were slightly below the 50th percentile and actual incentive payouts placed total cash compensation at about the 60th percentile.

Three-Year PIIP: There were no grants made under the Three-Year PIIP in 2005 or 2006. The Compensation Committee does not plan to make any additional cash awards in the near-term, because it believes that equity-based compensation is better aligned with the Company's long-term performance.

Equity-Based Compensation: The equity portion of the total compensation program is provided to:
         o    Align management and shareholder interests,
         o Provide an incentive to increase shareholder value over the longer-term, and
         o Provide a means to attract, motivate and retain, as well as reward, the management team responsible for the success of the Company.

         The Company's longer-term incentive award opportunities are targeted such that the combination of base salary, target annual incentives and long-term incentive award opportunities are positioned at the 60th percentile of the competitive market median. Actual realized gain may be higher or lower, depending on the Company's common stock price performance over time.

         1998 Plan: The Compensation Committee makes grants of nonqualified stock options, time-vested restricted stock and performance-based restricted stock under the 1998 Plan. Grants under the 1998 Plan are generally considered and granted annually in January by the Compensation Committee. In determining the size of a grant to an executive officer, the Compensation Committee considers, among other things, general industry survey data, general industry practice, and the executive officer's current and expected future contributions to the Company.

         In 2006, the Compensation Committee adopted a performance-based restricted stock component, using a one-year operating plan pre-tax income performance measure. The purpose of this component is to strengthen the performance characteristics of equity-based compensation grants, increase ownership holdings of executives and link rewards to the achievement of the Company's business plan.

         The Compensation Committee, with the assistance of Watson Wyatt, reviews and determines the appropriate types and weights of equity grants each year. For 2006, the Compensation Committee made equity grants in a combination of stock options, time-vested restricted stock and performance-based restricted stock. The mix of the value of these three components was weighted 25 percent, 50 percent and 25 percent respectively. For 2007, the Compensation Committee revised the mix to one-third each of stock options, time-vested restricted stock and performance-based restricted stock. The Compensation Committee believes a mix of grants:
         o Creates greater alignment between management and shareholder interests through equity ownership,
         o Continues to provide upside opportunity through the use of stock options, but balances that potential upside with the downside risks of an actual shareholder delivered through restricted stock,
         o Retains key management that has successfully directed the Company's performance over recent years, and
         o Ties a portion of equity compensation to attaining specific performance goals.

         For the 2006 performance-based restricted stock grants, three levels of performance goals were established, with the levels structured to be moderately challenging (threshold level), challenging (target level) and significantly challenging (extraordinary level) to achieve, with no payout received if the threshold level is not achieved. The goals were established to reflect the Company's operating plan, which is fully reviewed and approved in principle by the entire Board of Directors. In 2006, the Company's performance exceeded the target goal and resulted in executives earning 166 percent of their targeted performance-based shares which, as noted above, represented 25 percent of the overall 2006 equity grant at target.

         Restricted Stock Bonus Plan: The Restricted Stock Bonus Plan is designed to:
         o    Increase management ownership,
         o Align management interests with those of the Company's shareholders,
         o Motivate management to achieve sustained excellence in Company performance, and
         o Encourage management to remain with the Company through a risk of forfeiture of awards if the executive resigns during the restriction period.

         Executives receiving awards under the One-Year PIIP or, if applicable, the Three-Year PIIP, may elect to receive up to 50 percent of the award in restricted stock. The Compensation Committee has the discretion to provide a matching grant of up to 50 percent of additional shares of restricted stock or stock-equivalent units. All shares paid in restricted stock and any related matching shares fully vest at the end of a three-year vesting period. If the participant resigns prior to the end of the vesting period, the bonus shares will be forfeited and the original restricted stock may be repurchased by the Company at the lower of the then fair market value or the amount of the award applied to the acquisition of the restricted shares.

Retirement Plans: The Company provides various retirement plans to assist its executives and other employees with retirement income planning, increase the attractiveness of employment with the Company, and attract mid-career executives. The retirement plans, in the aggregate, are designed to achieve these purposes and to provide a competitive retirement package. None of the qualified or nonqualified retirement plans are tied directly to Company performance, with the exception of the A&B Profit Sharing Plan as described below. Actuarial assumptions used to determine the present values of retirement benefits are included immediately following the Pension Benefits table of this Proxy Statement.

         A&B Retirement Plan for Salaried Employees and Retirement Plan for Employees of Matson: The A&B Retirement Plan for Salaried Employees and Retirement Plan for Employees of Matson ("Qualified Retirement Plans"), which are non-contributory defined benefit pension plans, provide retirement benefits to the Company's salaried employees who are not subject to collective bargaining agreements. The Pension Benefits table of this Proxy Statement shows estimated present values of annual accrued retirement benefits of covered participants payable at age 62 (earliest age at which benefits are unreduced) under these plans.

         A&B Excess Benefits Plan: The A&B Excess Benefits Plan provides pension benefits to certain executives, including the five NEOs, to help the Company meet its objectives for retirement plans, as described above. It is not a qualified plan under the Internal Revenue Code. The Excess Benefits Plan works together with the Qualified Retirement Plans and A&B Profit Sharing Retirement Plan to provide benefits and contributions in an amount equal to what otherwise would have been provided using the Qualified Retirement Plans' formulas except for the contribution, compensation and benefits limits imposed by tax law. The present value of the accrued benefits are reflected in the Pension Benefits table of this Proxy Statement.

         A&B Executive Survivor/Retirement Benefit Plan: The A&B Executive Survivor/Retirement Benefit Plan provides selected executives a pre-retirement death benefit equal to 50 percent of final base compensation payable for 10 years and, at the executive's election upon retirement, either (i) a continuation of the death benefit or (ii) a retirement income benefit equal to 26 percent of final base compensation payable for 10 years. This plan has four active participants, only one of which, the CEO, is an NEO. No new participants have been added since 1997, and there are no plans to add any participants in the future. The present value of the accrued benefits is reflected in the Pension Benefits table of this Proxy Statement.

         A&B 1985 Supplemental Executive Retirement Plan: The A&B 1985 Supplemental Executive Retirement Plan is designed to enhance the Company's ability to hire and retain executives who, because of a career change, would have less than a full service career with the Company. This plan has three active participants, only one of which, the CEO, is an NEO. No new participants have been added since 1997 and there are no plans to add any participants in the future. The present value of the accrued benefit is reflected in the Pension Benefits table of this Proxy Statement.

         A&B Profit Sharing Retirement Plan and Individual Deferred Compensation
Plan: The Company has a Profit Sharing Retirement Plan available to all non-bargaining unit salaried employees that provides for discretionary contributions to participants of between 1 percent and 3 percent of compensation based on the degree of achievement of income before taxes as established in the Company's annual operating plan. The Company does not make a contribution unless, after such contribution, Company net income at the end of the year is at least equal to 6 percent of shareholders' equity as of the beginning of the year. The purpose of the Profit Sharing Retirement Plan is to complement the Company's Individual Deferred Compensation Plan match by linking a portion of the Company's contribution to meeting Company performance goals. The Company also has an Individual Deferred Compensation Plan (a 401(k) plan) available to all non-bargaining unit salaried employees that generally provides for a match of up to 3 percent of the compensation deferred by a participant during the fiscal year.

         For 2006, the Compensation Committee determined that all participants would receive a profit-sharing contribution of 2.7 percent of their eligible compensation, in addition to matching contributions under the Company's Individual Deferred Compensation Plan. The value of the Company's 2006 profit sharing contribution and Individual Deferred Compensation matches for NEOs are shown in the Summary Compensation table of this Proxy Statement.

Deferred Compensation: The Deferred Compensation Plan allows participants, if any, in the Three-Year PIIP to voluntarily defer up to 100 percent of the participant's One-Year and Three-Year PIIP award payouts to a future date in the form of cash and/or stock equivalent units. The purpose of the Plan is to allow executives to defer current tax liabilities to a future date and allow them greater flexibility to manage their cash flow needs. In addition, to the extent that executives elect to receive stock equivalent units, it aligns executives' and shareholders' interests. The executive contributions, Company contributions, aggregate earnings and aggregate balance for each of the NEOs are reflected in the Summary Compensation and Deferred Compensation tables of this Proxy Statement. No NEO elected to defer compensation in 2006. The Compensation Committee has not designated any participants in the Three-Year PIIP since the 2004-2006 cycle and does not plan to designate participants in the near term. Accordingly, after 2006, there will be no further opportunities to defer awards unless participation in the Three-Year PIIP is renewed.

Executive Perquisites and Benefits: The Company's philosophy is to provide executives with limited perquisites that are below market. The value of the perquisites provided to each of the NEOs are reflected in the Summary Compensation table of this Proxy Statement. The aggregate cost for all five NEOs in 2006 was $83,906.

Severance Plan and Change in Control Agreements: The Company provides a Severance Plan and Change in Control Agreements to executives to provide a competitive package of pay and retain talent during transitions due to a Change in Control or other covered event. In particular, Change in Control agreements promote the continuation of management to ensure a smooth transition and protect the underlying stock value during the transitional period. The value of the arrangements for each NEO upon various severance scenarios is shown in the Other Potential Post-Employment Payments section of this Proxy statement.

         Change in Control Agreements: The Company has Change in Control agreements (the "Agreements") with the five NEOs to encourage their continued employment with the Company by providing them with greater security in the event of termination of their employment following a change in control of the Company.

         During 2006, the Compensation Committee requested that Watson Wyatt review the Agreements including their terms, conditions, individual benefits and aggregate costs. Watson Wyatt's findings indicated that the Company's Agreement costs were conservative and within a competitive range. The Company adopted a participation policy that extends Agreements to only senior level executives whose employment would be most likely at risk upon a Change in Control. The Compensation Committee continues to periodically review the Agreements for potential changes, in accordance with the terms of the Agreements. These Agreements are described in further detail in the Other Potential Post-Employment Payments section of this Proxy Statement.

         Executive Severance Plan: The Executive Severance Plan ("Severance Plan") covers certain designated executives, including the five NEOs. The purpose of the Severance Plan is to retain key employees and provide a competitive level of severance benefits should the executive be involuntarily terminated due to certain circumstances. The value of the arrangements for each NEO upon various severance scenarios and further detail of the Severance Plan are shown in the Other Potential Post-Employment Payments section of this proxy statement.

Retiree Health and Medical Plan: The Company provides to all salaried non-bargaining unit employees retiree medical and life insurance benefits to aid in retaining and recognizing long-term service employees, and to provide for health care costs in retirement. The Company's contribution towards the monthly premium payable under these programs is limited, based on the employee's age and years of service. The benefits from this plan are reflected in the Other Potential Post-Employment Payments section of this Proxy Statement.

         Stock Ownership Guidelines
         --------------------------

         Based on research provided by Watson Wyatt, the Company believes that better stock ownership by senior executives correlates with higher Company financial performance. The Company encourages executive ownership in many ways including restricted stock grants, stock option grants and paying out a portion of the One-Year PIIP in restricted shares. The Company has had guidelines in place since 1994 to encourage stock ownership among its executive ranks to be achieved within a five-year period. The Compensation Committee periodically reviews the guidelines to ensure they continue to be reasonable and competitive. The Compensation Committee receives periodic updates from management on the progress toward the following ownership goals:

     Position                         Salary Multiple
     --------                         ---------------
     CEO                                    5X
     Other NEOs                            3.5X

         Achievement of the guidelines can be met in either of two ways:
         o Value of stock: owning shares of the Company common stock with a value of 3.5 times to 5 times (as set forth above) the amount of the covered executive's salary as of the date the executive became covered by the guidelines; or
         o Number of shares: owning a number of shares of the Company common stock which, at the time the executive became covered by the guidelines, would have had a then current value equal to 3.5 times to 5 times (as set forth above) the amount of the executive's salary at that time.

         The Compensation Committee reviewed the holdings during 2006 for the NEOs and found that those executives that have been in their current position for five years or more significantly exceeded the ownership guidelines by almost two to three times the guidelines and those with less than five years in their current position are on track to meeting their guidelines within the five-year period.

         Equity Granting Policy
         ----------------------

         The Company does not have any practice, policy or program allowing for timing of equity grants in relation to the Company's current stock price or material non-public information. Equity awards are normally granted for current employees at the same time of year each year at the January Compensation Committee meeting, which generally is held on the fourth Wednesday of the month. Equity grants for new hires or promoted employees are established and approved at regularly scheduled Compensation Committee meetings. The CEO does not have the discretion to set any grant dates of awards.

         The strike price for stock option grants is set in accordance with the terms and conditions of the 1998 Plan, which establishes the price as the average of the highest and lowest price on the date of grant. In the proposed 2007 Plan, the methodology to be used for the determination of the strike price is the closing price on the date of grant. The terms and conditions of each grant are determined by the Compensation Committee at the time of the grant approval.

         Summary Compensation Table. The following table summarizes the cash and noncash compensation paid by A&B for services rendered during 2006 by A&B's CEO, CFO and the three other most highly compensated executive officers. As used in this Proxy Statement, "NEOs" means all persons identified in the Summary Compensation Table.


                                              2006 SUMMARY COMPENSATION TABLE

      Name and        Year   Salary    Bonus     Stock Awards      Option       Non-Equity     Change in      All Other     Total
 Principal Position           ($)       ($)           ($)          Awards       Incentive       Pension      Compensation    ($)
                                                                    ($)           Plan         Value and         ($)
                                                                               Compensation   Nonqualified
                                                                                    ($)         Deferred
                                                                                              Compensation
                                                                                                Earnings
                                                                                                   ($)
        (a)           (b)     (c)       (d)           (e)           (f)             (g)          (h)(5)          (i)         (j)
------------------------------------------------------------------------------------------------------------------------------------

W. Allen Doane (1)    2006   765,000     -       3,626,966 (2)   694,863 (3)   889,131 (4)     1,593,801      44,416 (6)   7,614,177
Chairman of the
Board, President
and Chief Executive
Officer of A&B

Christopher J.        2006   293,750     -         595,116 (2)   131,960 (3)   289,172 (4)        65,874      26,826 (6)   1,402,698
Benjamin
Senior Vice
President,
Chief Financial
Officer &
Treasurer of A&B

James S. Andrasick    2006   482,000     -       1,277,246 (2)   251,622 (3)   372,787 (4)       387,220      53,269 (6)   2,824,145
President and Chief
Executive Officer
of Matson

Stanley M. Kuriyama   2006   375,000     -         762,861 (2)   180,513 (3)   347,325 (4)       296,900      30,165 (6)   1,992,765
President and Chief
Executive Officer
of A&B Land Group

Matthew J. Cox        2006   307,500     -         392,577 (2)    82,564 (3)   261,545 (4)        51,091      31,958 (6)   1,127,235
Executive Vice
President and
Chief Operating
Officer of Matson



(1)    Mr. Doane was appointed Chairman of the Board of A&B effective April 27,
       2006.

(2) Includes (i) the dollar value of a proportional amount of time-vested restricted stock earned under SFAS No. 123R granted via the A&B 1998 Plan for the fiscal year identified in column (b) based on the fair market value on date of grant (average of the high and low), (ii) the dollar value of a proportional amount of performance-based restricted stock earned under SFAS No. 123R granted via the A&B 1998 Plan for the fiscal year identified in column (b) based on the fair market value on date of grant (average of the high and low), (iii) the dollar value of One-Year PIIP awards earned under the Restricted Stock Bonus Plan for the fiscal year identified in column (b) elected to be received in stock, (iv) the dollar value of A&B's Three-Year PIIP awards earned under the Restricted Stock Bonus Plan for the three-year plan cycle ending with and including the fiscal year identified in column (b) elected to be received in stock and (v) additional restricted stock earned, at the discretion of the Compensation Committee, in an amount equal to 50% of the dollar value of the One-Year PIIP and/or the Three-Year PIIP award that the NEO elected to take in stock.

(3) Represents the dollar value of a proportional amount of options earned under SFAS No. 123R granted via the A&B 1998 Plan for the fiscal year identified in column (b) based on the Black Scholes value on the date of each grant. See Note 11 of the consolidated financial statements of the Company's 2006 Annual Report on Form 10-K regarding the assumptions underlying valuation of equity awards.

(4) Includes (i) the portion of the NEO's award under the One-Year PIIP for the fiscal year identified in column (b) payable in cash in January of the following year and (ii) the portion of the NEO's award under the Three-Year PIIP for the three-year plan cycle ending with and including the fiscal year identified in column (b) payable in cash in January of the following year.

(5) All amounts are attributable to the aggregate change in the actuarial present value of the NEO's accumulated benefit under all defined benefit and actuarial pension plans.

(6) Includes: (i) amounts contributed by A&B to the A&B Individual Deferred Compensation Plan and the A&B Profit Sharing Retirement Plan ($12,540 each for Messrs. Doane, Benjamin, Andrasick, Kuriyama and Cox), (ii) amounts accrued for profit sharing under the A&B Excess Benefits Plan (Mr. Doane - $14,715, Mr. Benjamin - $1,991, Mr. Andrasick - $7,074, Mr. Kuriyama - $4,185 and Mr. Cox - $2,363), (iii) meeting fees of $600 for Messrs. Andrasick and Benjamin as directors of Hawaiian Sugar & Transportation Cooperative and $8,500 for Mr. Andrasick as a director of The Standard Club (a maritime insurance entity); and (iv) modest perquisites. The bulk of the perquisite amounts are attributable to automobile allowances. For example, in the case of Mr. Doane, $10,200 of the $17,161 in perquisites was attributable to his automobile allowance. Categories of perquisites that each executive received are as follows:
       Mr. Doane - legal, financial or tax planning, auto allowance, health club fees, executive physical, company parking, two spousal meals and director gifts; Mr. Benjamin - legal, financial or tax planning, auto allowance, club fees, company parking and a spousal meal; Mr. Andrasick - legal, financial or tax planning, auto allowance, club fees, company parking and a spousal meal; Mr. Kuriyama - auto allowance, company parking and club fees; and Mr. Cox - legal, financial or tax planning, auto allowance, club fees, company parking and a spousal meal.

         Grants of Plan-Based Awards. The following table contains information concerning the equity and non-equity grants under A&B's incentive plans during 2006 to the NEOs.



                                           2006 GRANTS OF PLAN-BASED AWARDS


      Name                      Grant            Estimated Future Payouts              Estimated Future Payouts
                                Date            Under Non-Equity Incentive            Under Equity Incentive Plan
                                                      Plan Awards(1)                           Awards(2)
                                            ----------------------------------      --------------------------------
                                            Threshold     Target       Maximum      Threshold     Target     Maximum
                                               ($)          ($)          ($)           (#)         (#)         (#)

       (a)                       (b)           (c)          (d)          (e)           (f)         (g)         (h)
--------------------------------------------------------------------------------------------------------------------
W. Allen Doane                1/25/2006      267,750      535,500     1,071,000       6,500       13,000      26,000
Christopher J. Benjamin       1/25/2006       82,500      165,000       330,000       1,250        2,500       5,000
James S. Andrasick            1/25/2006      132,550      265,100       530,200       2,000        4,000       8,000
Stanley M. Kuriyama           1/25/2006      108,000      216,000       432,000       1,500        3,000       6,000
Matthew J. Cox                1/25/2006       75,000      150,000       300,000       1,000        2,000       4,000


                    2006 GRANTS OF PLAN-BASED AWARDS (CONTD.)


                              All         All Other      Exercise      Grant        Closing
                             Other         Option        or Base     Date Fair      Market
                             Stock         Awards:       Price of    Value of        Price
                             Awards:      Number of       Option       Stock        on Date
                             Number       Securities      Awards        and           of
                               of         Underlying      ($/Sh)      Option         Grant
                             Shares        Options                    Awards         ($/Sh)
                            of Stock         (#)                        ($)
                            or Units
                             (#)(3)

                              (i)            (j)           (k)          (l)           (m)
------------------------------------------------------------------------------------------
W. Allen Doane               31,483         54,700       52.5250     2,403,275       52.59
Christopher J. Benjamin       5,451         10,500       52.5250       430,210       52.59
James S. Andrasick           10,472         16,800       52.5250       780,276       52.59
Stanley M. Kuriyama           7,675         12,600       52.5250       575,805       52.59
Matthew J. Cox                5,078          8,400       52.5250       381,839       52.59



(1) Amounts reflected in this section relate to estimated payouts under the One-Year PIIP. The value of the actual payouts is included in column (g) of the Summary Compensation Table. Under the Restricted Stock Bonus Plan, at the executive's election, up to 50% of the One-Year PIIP award may be received in restricted stock, and the Compensation Committee may provide a matching grant of up to 50% of additional shares of restricted stock. In 2006, Messrs. Doane, Benjamin, Andrasick and Kuriyama elected to take a portion of their award in stock and received a 50% matching grant of additional shares; the value of the restricted stock and the matching grant of restricted stock is included in column
       (e) of the Summary Compensation Table.

(2) Amounts in this section reflect performance-based restricted stock grants.

(3) Amounts in this section reflect time-vested restricted stock grants and the matching grants of shares issued in connection with the 2005 One-Year PIIP and Three-Year PIIP (granted on 1/25/06) under the Restricted Stock Bonus Plan.

         The One-Year PIIP is based on corporate, business unit, and individual goals depending on the executive's position and job responsibilities. Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement. In addition to corporate performance and/or business unit goals, each participant has a portion of his or her award based on achieving individual goals. These individual goals vary, depending upon an individual's position in the organization and/or the activities of their business unit. The Company also has an Annual Incentive Plan that provides performance-based incentives to key employees who are not eligible to participate in the One-Year PIIP.

         Stock options granted under the 1998 Plan vest in equal increments over three years and have a maximum term of 10 years. Stock options continue to vest and are exercisable for three years after disability, normal retirement at 65 or approved early retirement at 55 (with five years of service). Stock option vesting automatically accelerates in the event of death and the executive's personal representative has up to 12 months to exercise the stock options. Stock options automatically vest immediately prior to the specified effective date of a Change in Control and will remain exercisable up to the consummation of the event unless assumed by the successor corporation. If an employee is terminated due to misconduct, providing services to another organization that may be considered competitive with the Company's business operations or engages in other conduct considered materially detrimental to the business, then the option terminates immediately. If an employee who has been designated a Section 16 officer (which includes all NEOs) ceases to be employed for any other reason the option may be exercised within six months of termination to the degree vested at the time of termination.

         Time-vested restricted stock grants vest in equal increments over three years. Time-vested restricted stock grants that are unvested will automatically vest upon death, permanent disability, normal retirement at 65 or approved early retirement at 55 (with five years of service).

         Performance-based restricted stock grants vest at the end of one year and the number of shares that vest is determined on the basis of achieving pre-established corporate pre-tax income goals set at target, threshold and extraordinary performance goal levels. Actual performance at target results in earning 100 percent of the target award shares. Actual performance at the threshold goal results in earning 50 percent of the target award shares. Actual performance below the threshold goal results in no awards earned. Actual performance at the extraordinary goal level results in earning the maximum number of shares equal to 200 percent of the target number of shares. For actual performance between threshold, target and extraordinary, awards are determined on a prorated basis between these anchor points on a straight line-basis. If a participant receiving a performance-based restricted stock grant terminates employment for any reason other than death, permanent disability, normal retirement or retirement, they will not receive a payout. If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed and the amount paid at the end of the performance period.

         Grantees receive dividends on the full amount of restricted stock granted, regardless of vesting, at the same rate as is payable on the Company's common stock generally. Common stock equivalents are credited with dividends and are reinvested to purchase additional common stock equivalents valued at fair market value until such time as the deferral account is paid.

         Outstanding Equity Awards at Fiscal Year-End. The following table contains information concerning the outstanding equity awards owned by the NEOs at the end of 2006.





                                              2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END


               Name                                           Option Awards
                               --------------------------------------------------------------------------------

                                Number of        Number of           Equity           Option         Option
                                Securities       Securities         Incentive        Exercise       Expiration
                                Underlying       Underlying           Plan            Price           Date
                               Unexercised       Unexercised         Awards:           ($)
                                 Options           Options          Number of
                                   (#)               (#)            Securities
                               Exercisable      Unexercisable       Underlying
                                                                    Unexercised
                                                                     Unearned
                                                                      Options
                                                                       (#)

               (a)                 (b)               (c)               (d)             (e)             (f)
---------------------------------------------------------------------------------------------------------------
W. Allen Doane                   93,500             0                  N/A           28.3125        1/23/2011
                                 75,000             0                                26.5200        1/22/2012
                                 85,000             0                                26.0050        1/21/2013
                                 56,666          28,334  (1)                         33.5050        2/24/2014
                                 23,333          46,667  (2)                         44.4450        1/25/2015
                                   0             54,700  (3)                         52.5250        1/24/2016

Christopher J. Benjamin           2,200             0                  N/A           26.0050        1/21/2013
                                 13,932           6,968  (1)                         33.5050        2/24/2014
                                    204             0                                37.9800        8/21/2011
                                  3,300           6,600  (10)                        44.4450        1/25/2015
                                   0             10,500  (11)                        52.5250        1/24/2016

James S. Andrasick               13,334             0                  N/A           26.0050        1/21/2013
                                 13,766          13,768  (1)                         33.5050        2/24/2014
                                  7,066          14,134  (4)                         44.4450        1/25/2015
                                   0             16,800  (5)                         52.5250        1/24/2016

Stanley M. Kuriyama              28,000             0                  N/A           28.3125        1/23/2011
                                 22,000             0                                26.5200        1/22/2012
                                 25,000             0                                26.0050        1/21/2013
                                 20,266          10,134  (1)                         33.5050        2/24/2014
                                  4,700           9,400  (6)                         44.4450        1/25/2015
                                   0             12,600  (7)                         52.5250        1/24/2016

Matthew J. Cox                    6,800           3,400  (1)           N/A           33.5050        2/24/2014
                                  1,900           3,800  (8)                         44.4450        1/25/2015
                                   0              8,400  (9)                         52.5250        1/24/2016


                                              2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTD.)


                                                            Stock Awards
                                 -------------------------------------------------------------------

                                  Number of        Market Value         Equity           Equity
                                  Shares or        of Shares or        Incentive        Incentive
                                   Units of       Units of Stock         Plan             Plan
                                 Stocks That      That Have Not         Awards:          Awards:
                                   Have Not          Vested            Number of        Market or
                                    Vested            ($) (18)          Unearned         Payout
                                     (#)                                 Shares,        Value of
                                                                        Units or        Unearned
                                                                          Other          Shares,
                                                                       Rights That      Units or
                                                                         Have Not         Other
                                                                          Vested         Rights
                                                                           (#)          That Have
                                                                                           Not
                                                                                         Vested
                                                                                           ($) (18)

                                     (g)              (h)                  (i)             (j)
----------------------------------------------------------------------------------------------------
W. Allen Doane                   83,946  (12)       3,733,918          13,000  (17)      578,240

Christopher J. Benjamin          12,697  (16)         564,763           2,500  (17)      111,200

James S. Andrasick               34,880  (13)       1,551,462           4,000  (17)      177,920

Stanley M. Kuriyama              21,502  (14)         956,409           3,000  (17)      133,440

Matthew J. Cox                    9,233  (15)         410,684           2,000  (17)       88,960


(1)      Vesting date: 2/25/07
(2)      Vesting dates: 1/26/07 (23,333) and 1/26/08 (23,334)
(3) Vesting dates: 18,233 shares each on 1/25/07 and 1/25/08 and 18,234 shares on 1/25/09
(4)      Vesting dates: 1/26/07 (7,066) and 1/26/08 (7,068)
(5)      Vesting dates: 5,600 shares each on 1/25/07, 1/25/08 and 1/25/09
(6)      Vesting dates: 4,700 shares each on 1/26/07 and 1/26/08
(7)      Vesting dates: 4,200 shares each on 1/25/07, 1/25/08 and 1/25/09
(8)      Vesting dates: 1,900 shares each on 1/26/07 and 1/26/08
(9)      Vesting dates: 2,800 shares each on 1/25/07, 1/25/08 and 1/25/09
(10)     Vesting dates: 3,300 shares each on 1/26/07 and 1/26/08
(11)     Vesting dates: 3,500 shares each on 1/25/07, 1/25/08 and 1/25/09
(12) Vesting dates of unvested stock - 3,200 shares each on 2/25/07, 2/25/08 and 2/25/09; 16,000 shares each on 1/26/07 and 1/26/08; 9,066 shares each on 1/25/07 and 1/25/08; and 9,068 shares on 1/25/09
(13) Vesting dates of unvested stock - 1,620 shares each on 2/25/07, 2/25/08 and 2/25/09; 4,733 shares on 1/26/07; 4,734 shares on 1/26/08;
         2,783 shares each on 1/25/07 and 1/25/08; and 2,784 shares on 1/25/09
(14) Vesting dates of unvested stock - 1,200 shares each on 2/25/07, 2/25/08 and 2/25/09; 3,150 shares each on 1/26/07 and 1/26/08; and
         2,100 shares each on 1/25/07, 1/25/08 and 1/25/09
(15) Vesting dates of unvested stock - 400 shares each on 2/25/07, 2/25/08 and 2/25/09; 1,266 shares on 1/26/07; 1,268 shares on 1/26/08; and
         1,400 shares each on 1/25/07, 1/25/08 and 1/25/09
(16) Vesting dates of unvested stock - 820 shares each on 2/25/07, 2/25/08 and 2/25/09; 2,216 shares on 1/26/07; 2,218 shares on 1/26/08; and
         1,750 shares each on 1/25/07, 1/25/08 and 1/25/09
(17)     Vesting date of unvested performance based stock - 1/25/07
(18) The market value in columns (h) and (j) were calculated based on the mean of the highest and lowest sales price of A&B common stock on the last business day of the year ($44.48 on 12/29/06)

         Option Exercises and Stock Vested. The following table contains information concerning option exercises and stock awards for the NEOs in 2006.

                                              OPTION EXERCISES AND STOCK VESTED FOR 2006


                 Name                                    OPTION AWARDS                                   STOCK AWARDS
                                          ------------------------------------------     ------------------------------------------
                                            Number of Shares       Value Realized on       Number of Shares       Value Realized on
                                          Acquired on Exercise         Exercise          Acquired on Vesting           Vesting
                                                  (#)                     ($)                    (#)                     ($)

            (a)                                   (b)                     (c)                    (d)                     (e)
------------------------------------------------------------------------------------------------------------------------------------
W. Allen Doane                                     0                       0                    26,422                1,386,754
Christopher J. Benjamin                            0                       0                     3,699                  192,396
James S. Andrasick                                 0                       0                    15,257                  804,203
Stanley M. Kuriyama                              9,000                  204,300                 11,067                  583,377
Matthew J. Cox                                   5,334                   81,157                  1,666                   86,368


The value realized in columns (c) and (e) was calculated based on the mean of the highest and lowest sales price of A&B common stock on the last business day of the year. No amounts realized upon exercise of options or vesting of stock have been deferred.

         Pension Benefits. The following table contains information concerning pension benefits for the NEOs at the end of 2006.




                                               PENSION BENEFITS FOR 2006


                                                                                 Present Value of      Payments
                                                            Number of Years         Accumulated       During Last
       Name                      Plan Name                  Credited Service          Benefit         Fiscal Year
                                                                  (#)                   ($)               ($)
       (a)                          (b)                           (c)                   (d)               (e)
-------------------------------------------------------------------------------------------------------------------
W. Allen Doane      A&B Retirement Plan for                    15.8                    528,127             0
                    Salaried Employees
                    A&B Excess Benefits Plan                   15.8                  5,648,629             0
                    A&B 1985 Supplemental                      18.9  (1)             1,681,692             0
                    Executive Retirement Plan
                    A&B Executive                              18.9  (1)             1,285,351             0
                    Survivor/Retirement Benefit
                    Plan

Christopher J.      A&B Retirement Plan for                     5.4                     70,642             0
Benjamin            Salaried Employees
                    A&B Excess Benefits Plan                    5.4                     95,433             0

James S. Andrasick  Retirement Plan for Employees               6.6                    258,782             0
                    of Matson
                    A&B Excess Benefits Plan                    6.6                  1,447,585             0

Stanley M.          A&B Retirement Plan for                    15.0                    353,544             0
Kuriyama            Salaried Employees
                    A&B Excess Benefits Plan                   15.0                  1,061,231             0

Matthew J. Cox      Retirement Plan for Employees               5.6                     83,466             0
                    of Matson
                    A&B Excess Benefits Plan                    5.6                    159,068             0


(1) Years of credited benefit service used to determine annual accrued pension benefit is 25 years minus the number of years between date of determination and member's normal retirement date.

Actuarial assumptions used to determine the present values of the retirement benefits include: discount rates for qualified and non-qualified retirement plans of 6.0 percent and 5.75 percent, respectively, a lump sum interest rate for the Excess Benefits Plan and Supplemental Executive Retirement Plan of 2.93 percent (and 2.90 percent for those over age 62 and assumed to retire on 1/1/07), and certain mortality rate assumptions. Qualified benefits are assumed to be paid on a life annuity basis. Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on a life annuity basis. Supplemental Executive Retirement Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on an unreduced 50 percent joint and survivor annuity basis, assuming a hypothetical spouse three years younger. Executive Survivor/Retirement Plan benefits are assumed to be paid as a 10-year annuity.

         A&B Retirement Plan for Salaried Employees: The A&B Retirement Plan provides retirement benefits to the Company's salaried employees who are not subject to collective bargaining agreements. Retirement benefits are based on participants' average monthly compensation in the five highest consecutive years of their final 10 years of service. Compensation includes base salary, overtime pay and one-year bonuses. The amounts are based on an ordinary straight life annuity payable at normal retirement age. An employee vests after five years of service with the Company. The normal retirement age is 65. An employee may take an early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early over a longer period of time. A substantially similar plan, the Retirement Plan for Employees of Matson, provides retirement benefits to the employees of Matson. Messrs. Doane and Andrasick are eligible for early retirement.

A&B Excess Benefits Plan: The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives. The Excess Benefits Plan works together with the Qualified Retirement Plans and A&B Profit Sharing Retirement Plan to provide Company benefits and contributions in an amount equal to what otherwise would have been provided using the Qualified Retirement Plans' formulas except for the contribution, compensation and benefits limits imposed by tax law. Under the A&B Profit Sharing Retirement Plan, amounts are credited to executives' accounts, to be payable after the executive's separation from service. Executives may elect to convert cash payments in their accounts to common stock-equivalent units. Benefits based on the Qualified Retirement Plan are also payable after the executive's separation from service. Payment will be made six months following separation from service as required by the Internal Revenue Code.

A&B 1985 Supplemental Executive Retirement Plan: The A&B 1985 Supplemental Executive Retirement Plan was adopted to enhance the Company's ability to hire and retain executives who, because of a career change, would have less than a full service career with the Company. At normal retirement, the award is calculated as if the participant had 25 years of service at normal retirement reduced by benefits payable under the Qualified Retirement Plan, the A&B Excess Benefits Plan and the benefit equivalent which the Participant is eligible to receive or has received under the pension plan of another employer. The benefit is payable under the plan in a single lump sum at the time benefits are payable under the Qualified Retirement Plan. Payment will be made six months following separation from service as required by the Internal Revenue Code.

A&B Executive Survivor/Retirement Benefit Plan: The Supplemental Executive Retirement Plan was adopted to provide selected executives with supplemental pre-retirement death benefits. The Executive Survivor Plan provides for a pre-retirement death benefit equal to 50 percent of final base compensation payable for 10 years and, at such person's election upon retirement, either (i) a continuation of such death benefit or (ii) a retirement income benefit equal to 26 percent of final base compensation payable for 10 years.

         Non-Qualified Deferred Compensation. The following table contains information concerning non-qualified deferred compensation for the NEOs in 2006.

                                           2006 NONQUALIFIED DEFERRED COMPENSATION


             Name                   Executive         Registrant         Aggregate           Aggregate          Aggregate
                                Contributions in   Contributions in     Earnings in        Withdrawals/      Balance at Last
                                     Last FY            Last FY           Last FY          Distributions           FYE
                                       ($)              ($)(1)              ($)                 ($)                ($)
             (a)                       (b)                (c)               (d)                 (e)                (f)
------------------------------------------------------------------------------------------------------------------------------
W. Allen Doane                          0               16,350             28,346                0              1,310,892
Christopher J. Benjamin                 0                1,238                 77                0                  1,315
James S. Andrasick                      0                8,012              2,528                0                 35,355
Stanley M. Kuriyama                     0                3,713              1,556                0                 21,475
Matthew J. Cox                          0                2,384                778                0                 36,023




(1) Contributions reflect amounts paid in 2006 based on 2005 deferrals.

         Participants in the Three-Year PIIP may defer up to 100 percent of their One-Year or Three-Year PIIP award payouts to a future date in the form of cash and/or stock equivalent units. Participants must make their deferral election at least six months in advance of the end of the performance period (unless they are a newly eligible employee where special rules apply). Any cash amounts deferred are credited with annually compounded interest equal to the New York Reserve Bank discount rate effective as of January 15 of each year within the deferral period plus 1 percent. Cash payments under the plan are made in a single lump-sum or in installments at the election of the participant over a designated period. None of the NEOs elected to defer in 2006.

         Other Potential Post-Employment Payments.

         Change in Control Agreements: As described in the CD&A section of this Proxy Statement, A&B has Change in Control Agreements with the five NEOs in order to encourage their continued employment with A&B by providing them with greater security in the event of termination of their employment following a change in control of A&B. Each Change in Control Agreement has an initial one-year term and is automatically extended at the end of each term for a successive one-year period, unless terminated by A&B. The Change in Control Agreements provide for certain severance benefits if the executive's employment is terminated by A&B without "cause" or by the executive for "good reason" following a "Change in Control Event" of A&B, as defined by Internal Revenue Service Notice 2005-1. Upon termination of employment, the executive will be entitled to receive a lump-sum severance payment equal to two times the sum of the executive's base salary and bonus, plus certain awards and amounts under various A&B incentive and deferred compensation plans, and an amount equal to the spread between the exercise price of outstanding options held by the executive and the higher of the then-current market price of A&B common stock or the highest price paid in connection with a change in control of A&B. In addition, A&B will maintain all (or provide similar) employee benefit plans for the executive's continued benefit for a period of two years after termination. A&B will also reimburse executives for individual outplacement counseling services. Under certain limited circumstances, the Agreements provide for a tax gross-up payment to offset any excise taxes that may become payable under Sections 280G and 4999 of the tax code, if the executive's employment is terminated without cause or for good reason following a change in control of A&B; currently, four of the five NEOs would not receive any tax gross-up payments following a change in control event.

         If there is a potential change in control of the Company, the executive agrees to remain in the employ of the Company until the earliest of (1) a date six months after the occurrence of the potential change in control, (2) the termination of the executive's employment by reason of disability or retirement, or (3) the occurrence of a change in control of the Company. A "potential change in control of the Company" is deemed to occur if the Company enters into a change in control agreement, any person publicly announces an intention to take actions leading to the change in control of the Company, any person becomes the beneficial owner of 20 percent or more of the voting power of the Company, or the Board adopts a resolution that a potential change in control has occurred.

         Executive Severance Plan: The Company also has an Executive Severance Plan ("Severance Plan") that covers certain designated executives, including the NEOs. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company's affairs. The Plan continues from year to year, subject to an annual review by the Board of Directors. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without "cause" or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment, the executive will be entitled to receive an amount equal to six months' base salary, payable in equal installments over a period of one year, and designated benefits. If the executive executes an acceptable release agreement, the executive shall receive additional benefits, including an additional six months of base salary and designated benefits, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels that would have been payable to the executive had he or she remained employed until the end of the applicable performance period. Payments under the Severance Plan begin six months after termination for executive officers.

         Voluntary Resignation: If the executive voluntarily resigns from the Company, no amounts are payable under the One-Year PIIP or Three-Year PIIP. The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans. The executive may have up to six months after termination to exercise stock options to the degree vested at the time of termination. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the Deferred Compensation Plan, Individual Deferred Compensation Plan and the Profit Sharing Retirement Plan. The executive would forfeit the bonus under the Restricted Stock Bonus Plan and the original deferred shares may be repurchased by the Company at the lower of the then fair market value of the shares or the amount of the award applied to the acquisition of the restricted shares.

         Other benefits, as described in the CD&A section of this Proxy Statement, may include participation in the A&B Retirement Plan, the A&B Executive Survivor/Retirement Benefit Plan, the A&B Excess Benefits Plan, and the A&B 1985 Supplemental Executive Retirement Plan.

The following tables show the potential value to each executive under various termination-related scenarios.


                                               EXECUTIVE TERMINATION SCENARIOS

                                                       W. Allen Doane


                    Change in
                    Control     Termination      Termination     Voluntary                                                Early
                   w/Termina-    w/o cause         w/cause        Resigna-   Retire-                     Disability     Retirement
Components           tion($)      ($)(1)             ($)          tion($)    ment($)(2)    Death($)        ($)(3)         ($)(4)
----------         ----------   -----------        -------       ---------   ----------    --------      ----------      ----------
Cash Severance     3,865,500     1,300,500          --            --          --             --            --              --

Retirement         3,127,567       826,948       -925,276(8)    1,238,134(6)  Not yet     1,304,510        --          1,238,134
Benefits (5)                                                                  eligible
                      62,407(7)     62,407(7)  -1,222,944(7)(8)   113,325(7)              1,473,028(7)                   113,325(7)

Health & Welfare
Benefits              49,131        18,160          --            --           --            --            --              --

Outplacement
Counseling            10,000        10,000          --            --           --            --            --              --

Long-Term
Incentives (9)     3,934,010          --            --            --           --         3,894,530     3,587,531(10)  3,587,531(10)



                                                   Christopher J. Benjamin

                    Change in
                    Control       Termination      Termination     Voluntary                                                Early
                   w/Termina-      w/o cause         w/cause        Resigna-    Retire-                    Disability     Retirement
Components           tion($)        ($)(1)             ($)          tion($)     ment($)(2)   Death($)        ($)(3)         ($)(4)
----------         ----------     -----------        -------       ---------    ----------   --------      ----------     ----------
Cash Severance    1,203,228        480,000          --             --             --          --              --              --

Retirement          406,298         17,894         17,894         17,894        Not yet      17,894                         Not yet
Benefits (5)        -15,653(7)(8)  -15,653(7)(8)  -15,653(7)(8)  -15,653(7)(8)  eligible    -46,075(7)(8)     --            eligible

Health & Welfare
Benefits             41,265         19,833          --             --             --          --              --              --

Outplacement
Counseling           10,000         10,000          --             --             --          --              --              --

280G Tax Gross-up   774,600          --             --             --             --          --              --              --

Long-Term
Incentives (9)      724,813          --             --             --             --        717,221         641,723(10)       --




                                                     James S. Andrasick


                    Change in
                    Control     Termination    Termination     Voluntary                                                 Early
                   w/Termina-    w/o cause       w/cause        Resigna-   Retire-                     Disability      Retirement
Components           tion($)      ($)(1)           ($)          tion($)    ment($)(2)    Death($)        ($)(3)          ($)(4)
----------         ----------   -----------      -------       ---------   ----------    --------      ----------      ----------
Cash Severance     2,477,036      747,100          --             --          --          --               --              --

Retirement           284,225            0           0              0           0        -124,076(7)(8)     --                 0
Benefits (5)

Health & Welfare
Benefits              28,296        7,864          --             --          --          --               --              --

Outplacement
Counseling            10,000       10,000          --             --          --          --               --              --

Long-Term
Incentives (9)     1,332,034         --            --             --          --       1,319,842       1,170,666(10)  1,170,666(10)






                                                     Stanely M. Kuriyama

                    Change in
                    Control       Termination      Termination     Voluntary                                                Early
                   w/Termina-      w/o cause         w/cause        Resigna-    Retire-                    Disability     Retirement
Components           tion($)        ($)(1)             ($)          tion($)     ment($)(2)   Death($)        ($)(3)         ($)(4)
----------         ----------     -----------        -------       ---------    ----------   --------      ----------     ----------
Cash Severance    1,588,000        608,000          --             --             --          --               --             --

Retirement          943,839        -80,367(8)     -80,367(8)     -80,367(8)     Not yet     -80,367(8)                      Not yet
Benefits (5)        -78,337(7)(8)  -78,337(7)(8)  -78,337(7)(8)  -78,337(7)(8)  eligible   -221,756(7)(8)      --           eligible

Health & Welfare
Benefits             50,124         21,878          --             --             --          --               --              --

Outplacement
Counseling           10,000         10,000          --             --             --          --               --              --

Long-Term
Incentives (9)      961,130          --             --             --             --        952,019         842,217(10)        --





                                                       Matthew J. Cox


                    Change in
                    Control       Termination      Termination     Voluntary                                                Early
                   w/Termina-      w/o cause         w/cause        Resigna-    Retire-                    Disability     Retirement
Components           tion($)        ($)(1)             ($)          tion($)     ment($)(2)   Death($)        ($)(3)         ($)(4)
----------         ----------     -----------        -------       ---------    ----------   --------      ----------     ----------
Cash Severance    1,173,390        465,000          --             --             --          --              --              --

Retirement          302,355         19,412         19,412         19,412        Not yet     19,412                          Not yet
Benefits (5)        -18,494(7)(8)  -18,494(7)(8)  -18,494(7)(8)  -18,494(7)(8)  eligible   -52,647(7)(8)      --            eligible

Health & Welfare
Benefits             79,276         38,731          --             --             --          --              --              --

Outplacement
Counseling           10,000         10,000          --             --             --          --              --              --

Long-Term
Incentives (9)      477,313          --             --             --             --       471,239         434,400(10)        --


(1) Assumes execution of an acceptable release agreement as provided by the Executive Severance Plan.

(2) An executive may retire at age 62 with unreduced retirement benefits under qualified retirement plans.

(3) If an NEO is disabled, he will continue to accrue pension benefits as long as he is continuously receiving disability benefits under A&B's sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service and credited benefit service will cease. Upon the later of attainment of age 65 or the date at which he is no longer eligible for disability benefits, the NEO will be entitled to receive a retirement benefit based on his years of credited benefit service including the period while he had been receiving disability benefits and his compensation as if he continued to receive his rate of pay in effect just prior to his becoming disabled for the period he was receiving disability benefits.

(4) Employees may elect "Early Retirement" upon attaining 55 years of age, with five years of service or more.

(5) Retirement Benefits figures are incremental to the values shown in the Pension Benefits table, which uses a different set of assumptions as described in the related narrative.

(6) Assumes approval of early retirement to obtain a portion of the award.

(7) Present value of amount paid as an annuity.

(8) The Retirement Benefits figures are incremental to the values shown in the Pension Benefits table. Under certain termination scenarios, benefits reflected in the Pension Benefits table under the various retirement plans are forfeited, resulting in a negative value.

(9) Includes the gain on accelerated stock options and the value of accelerated restricted stock.

(10) An NEO receives continued three-year vesting of stock options; see Outstanding Equity Awards at Fiscal Year End table in this Proxy Statement for vested and unvested equity awards.

         All amounts shown are lump-sum payments, unless otherwise noted. Assumptions used in the tables above include: discount rates for qualified and non-qualified retirement plans of 6.0 percent and 5.75 percent, respectively, a lump sum interest rate for the Excess Benefits Plan and Supplemental Executive Retirement Plan of 2.93 percent for changes in control and 2.90 percent for retirement/termination, a lump sum interest rate for the Executive Survivor/Retirement Benefit Plan of 4.73 percent for changes in control and 4.69 percent for retirement/termination, certain mortality assumptions and a stock price of $44.34. Qualified benefits are assumed to be paid on a life annuity basis. Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on a life annuity basis. Supplemental Executive Retirement Plan benefits are paid as a lump sum equal to the present value of the benefit assumed to be paid on an unreduced 50 percent joint and survivor annuity basis, based on participants' and spouses' ages on 12/29/06. Executive Survivor/Retirement Plan benefits are assumed to be paid as a 10-year annuity, except when paid as a lump sum for a change in control or termination without cause.

         Statements in this section that are not historical facts are "forward-looking statements" that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.

         Compensation Committee Report

         The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

         The foregoing report is submitted by Mr. King (Chairman), Dr. Chun, Ms. Shaw and Mr. Watanabe.

         Compensation Committee Interlocks and Insider Participation

         During 2006, the members of the Compensation Committee were Mr. King, Chairman, Dr. Chun, Mr. Watanabe and Ms. Shaw. As set forth above under the subsection "Certain Relationships and Transactions," Mr. King owns a 6.1 percent interest, and his brother owns a 65 percent interest, in a corporation that has entered into a commercial lease with a subsidiary of A&B and Mr. Watanabe is a partner in a law firm that performed legal services for a limited liability company in which a subsidiary of A&B is a member.

AUDIT COMMITTEE REPORT

         The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of A&B, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP, A&B's independent auditors, the results of the year-end audit of A&B, including the auditors' report and audited financial statements. In this context, the Audit Committee has reviewed and discussed A&B's audited financial statements with management, has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and, with and without management present, has discussed and reviewed the results of the independent auditors' examination of the financial statements.

         The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, and has discussed with Deloitte & Touche LLP its independence from A&B. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte & Touche LLP to A&B is compatible with maintaining the independence of Deloitte & Touche LLP from A&B in the conduct of its auditing function.

         In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chairman of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent auditor in order to assure that such services do not impair the auditor's independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that A&B's audited consolidated financial statements be included in A&B's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC. The Audit Committee also has appointed, subject to shareholder ratification, Deloitte & Touche LLP as independent auditors.

         The foregoing report is submitted by Mr. Pasquale (Chairman), Messrs. Baird and Dods, and Ms. Lau.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as independent auditors of A&B for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment. Deloitte & Touche LLP and its predecessors have served A&B as such since 1957. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         For the years ended December 31, 2006 and 2005, professional services were performed by Deloitte & Touche LLP (including consolidated affiliates) as follows:

         Audit Fees. The aggregate fees billed for the audit of the Company's annual financial statements, including Sarbanes-Oxley Section 404 attestation-related work, for the fiscal years ended December 31, 2006 and 2005 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $1,548,750 and $1,557,150, respectively.

         Audit-Related Fees. The aggregate fees billed for Audit-Related services for the fiscal years ended December 31, 2006 and 2005 were $163,415, and $94,250, respectively. The fees related to research and consultation on real estate profit recognition, accelerated stock repurchase accounting and audits of employee benefit plans for the fiscal year ended December 31, 2006, and to audits of employee benefit plans and research and consultation on vessel delivery for the fiscal year ended December 31, 2005.

         Tax Fees. There were no aggregate fees billed for tax services for the fiscal years ended December 31, 2006 and 2005.

         All Other Fees. There were no aggregate fees for services not included above for the fiscal years ended December 31, 2006 and 2005.

APPROVAL OF ALEXANDER & BALDWIN, INC. 2007 INCENTIVE COMPENSATION PLAN

         The Company is asking its shareholders to vote on a proposal to approve the implementation of the 2007 Incentive Compensation Plan (the "2007 Plan") under which 2,215,000 shares of its common stock will initially be reserved for issuance. The 2007 Plan was adopted by the Company's Board of Directors on February 22, 2007, subject to shareholder approval at the 2007 Annual Meeting, and is intended to serve as a successor to the 1998 Stock Option/Stock Incentive Plan, the 1998 Non-Employee Director Stock Option Plan, the Restricted Stock Bonus Plan and the Non-Employee Director Stock Retainer Plan (the "Predecessor Plans"). Shareholder approval of the 2007 Plan will not affect any options or stock issuances outstanding under the Predecessor Plans at the time of the Annual Meeting. To the extent any of those options subsequently terminate unexercised or those stock issuances are forfeited prior to vesting, the number of shares of common stock subject to those terminated options, together with the forfeited shares, will be added to the share reserve available for issuance under the 2007 Plan, up to an additional 750,000 shares. However, no further awards will be made under the Predecessor Plans following shareholder approval of the 2007 Plan.

         Incentive compensation programs play a pivotal role in the Company's efforts to attract and retain key personnel essential to its long-term growth and financial success. For that reason, the Company has structured the 2007 Plan to provide it with more flexibility in designing cash and equity incentive programs in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards such as restricted stock, restricted stock units and performance shares. Accordingly, with the 2007 Plan, the Company will have a broader array of equity incentives to utilize for purposes of attracting and retaining the services of key individuals.

         A description of the 2007 Plan is set forth in Appendix A to this Proxy Statement. The description is intended to be a summary of the material provisions of the 2007 Plan, and does not purport to be complete. Any shareholder who wishes to obtain a copy of the actual plan documents may do so upon written request to the Corporate Secretary at the Company's principal offices at 822 Bishop Street, Honolulu, Hawaii 96813.

         The following table provides information with respect to the shares of the Company's common stock that may be issued under the Company's existing equity compensation plans as of December 31, 2006. The table does not include the additional shares of the Company's common stock that will be reserved under the 2007 Plan, if such plan is approved by the Company's shareholders.

          Securities authorized for issuance under equity compensation plans as of December 31, 2006, included:

--------------------------------------------------------------------------------------------------------------------
                                                                                           Number of securities
                                                                                          remaining available for
       Plan Category          Number of securities to be    Weighted-average exercise      future issuance under
                                issued upon exercise of       price of outstanding       equity compensation plans
                                 outstanding options,         options, warrants and        (excluding securities
                                  warrants and rights                rights              reflected in column (a))

                                          (a)                          (b)                           (c)
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders           1,557,056                      $34.47                     1,463,588*

Equity compensation plans
not approved by security
holders                                   --                           --                          101,577**
--------------------------------------------------------------------------------------------------------------------
Total                                  1,557,056                      $34.47                     1,565,165
--------------------------------------------------------------------------------------------------------------------


      * Under the 1998 Plan, 1,283,682 shares may be issued either as restricted stock grants or option grants.

     ** A&B has two compensation plans under which its stock is authorized for issuance and that were adopted without the approval of its security holders. (1) Under A&B's Non-Employee Director Stock Retainer Plan adopted on June 25, 1998, each outside Director is issued a stock retainer of 300 A&B shares after each year of service on A&B's Board of Directors. Those 300 shares vest immediately and are free and clear of any restrictions. These shares are issued in January of the year following the year of the Director's service to A&B. Directors that retire during the year may be awarded a prorated number of shares based on the time served. If the 2007 Plan is approved by shareholders, the annual grant of 300 shares will cease and be replaced by a grant of restricted stock units. (2) Under A&B's Restricted Stock Bonus Plan restated effective April 28, 1998, the Compensation Committee identifies the executive officers and other key employees who participate in the One-Year and Three-Year PIIP and formulates performance goals to be achieved for the plan cycles. At the end of each plan cycle, results are compared with goals, and awards are made accordingly. Participants may elect to receive awards entirely in cash or up to 50 percent in shares of A&B stock and the remainder in cash. If a participant elects to receive a portion of the award in stock, an additional 50 percent stock bonus may be awarded. In general, shares issued under the Restricted Stock Bonus Plan may not be traded for three years following the award date; special vesting provisions apply for the death, termination or retirement of a participant.

         The Board of Directors believes that approval of the 2007 Plan is in the Company's best interests and in the best interests of its shareholders and recommends a vote FOR the implementation of the 2007 Incentive Compensation Plan.

         The affirmative vote of the holders of a majority of the shares of A&B common stock represented at the Annual Meeting is required for approval of the 2007 Plan. Should such approval not be obtained, then the 2007 Plan will not be implemented. However, the Predecessor Plans will continue in full force and effect, and awards may continue to be made under those plans until their specified expiration dates (if any) or until the available share reserve has been issued.

OTHER BUSINESS

         The Board of Directors of A&B knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS FOR 2008

         Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Annual Meeting of A&B in the year 2007 must be received at the headquarters of A&B on or before November 13, 2007 in order to be considered for inclusion in the year 2008 Proxy Statement and proxy. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the headquarters of A&B not later than December 28, 2007. A&B's Bylaws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Bylaws, not later than December 28, 2007 and not earlier than November 28, 2007.

                       By Order of the Board of Directors

                       /s/ Alyson J. Nakamura

                       ALYSON J. NAKAMURA
                       Secretary
March 12, 2007



                                   APPENDIX A

         Summary Description of the Alexander & Baldwin, Inc.
                   2007 Incentive Compensation Plan

                  The principal terms and provisions of the 2007 Incentive Compensation Plan (the "2007 Plan") are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2007 Plan and is qualified in its entirety by reference to the complete text of the 2007 Plan. Any shareholder who wishes to obtain a copy of the actual plan documents may do so upon written request to the Corporate Secretary at the Company's principal offices at 822 Bishop Street, Honolulu, Hawaii 96813.

                  The 2007 Plan will serve as a successor to the 1998 Stock Option/Stock Incentive Plan, the 1998 Non-Employee Director Stock Option Plan, the Restricted Stock Bonus Plan and the Non-Employee Director Stock Retainer Plan (the "Predecessor Plans"). The 2007 Plan will not affect any outstanding options or stock issuances under the Predecessor Plans, but no further awards will be made under the Predecessor Plans following shareholder approval of the 2007 Plan.

                  Incentive Programs. The 2007 Plan consists of four separate incentive compensation programs: (i) the discretionary grant program, (ii) the stock issuance program, (iii) the incentive bonus program and (iv) the automatic grant program for the non-employee members of the Company's Board of Directors. The principal features of each program are described below.

                  Administration. The Compensation Committee of the Board of Directors (either acting directly or through a subcommittee of two or more members) will have the exclusive authority to administer the discretionary grant, stock issuance and incentive bonus programs with respect to awards made to the Company's executive officers and non-employee Board members and will also have the authority to make awards under those programs to all other eligible individuals. However, the Company's Board of Directors may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make awards under those programs to individuals other than executive officers and non-employee Board members.

                  The term "plan administrator," as used in this summary, will mean the Company's Compensation Committee (or subcommittee) and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 2007 Plan.

                  The subcommittee of the Compensation Committee will have the limited discretion under the automatic grant program to determine the annual dollar amount to be used to determine the specific number of shares subject to each grant made under that program, up to the maximum dollar amount permissible per grant, but all grants will otherwise be made in strict compliance with the express terms of that program.

                  Eligibility. Officers and employees, as well as independent consultants and contractors, in the Company's employ or service or in the employ or service of the Company's parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant, stock issuance and incentive bonus programs. The non-employee members of the Board of Directors will also be eligible to participate in those three programs as well as the automatic grant program. As of February 28, 2007, approximately 750 persons (including 11 executive officers) would have been eligible to participate in the discretionary grant, stock issuance and incentive bonus programs had the 2007 Plan been in effect, and 8 non-employee Board members would have been eligible to participate in those programs and the automatic grant program.

                  Securities Subject to 2007 Plan. 2,215,000 shares of the Company's common stock will initially be reserved for issuance over the term of the 2007 Plan. The reserve consists of (i) a new share pool of approximately 1.2 million shares plus (ii) approximately 1,015,000 shares transferred from the unallocated share reserve remaining under the Predecessor Plans. To the extent any options outstanding under the Predecessor Plans on the date of the Annual Meeting subsequently terminate unexercised or any stock issuances outstanding under the Predecessor Plans at such time are subsequently forfeited prior to vesting, the number of shares of common stock subject to those terminated options, together with the forfeited shares, will be added to the share reserve available for issuance under the 2007 Plan, up to an additional 750,000 shares.

                  As of February 28, 2007, 1,759,384 shares were subject to outstanding options under the Predecessor Plans and 259,797 unvested shares were issued and outstanding under such plans. An additional 1,015,000 shares remained unallocated and available for future awards. It is anticipated that no awards of the Company's common stock will be granted under the Predecessor Plans between February 28, 2007 and the date of the Annual Meeting.

                  Awards made under the 2007 Plan will be subject to the following per-participant limitations in order to provide the plan administrator with the opportunity to structure one or more of those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code ("Section 162(m)").

                  o For awards designated in terms of shares of the Company's common stock at the time of grant (whether payable in the Company's common stock, cash or a combination of both), no participant in the 2007 Plan may receive awards for more than 500,000 shares of the Company's common stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Shareholder approval of this proposal will also constitute approval of that 500,000-share limitation for purposes
         Section 162(m). Accordingly, such limitation will assure that any deductions to which the Company would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the discretionary grant program will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m). In addition, one or more shares issued under the stock issuance program may also qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the vesting of those shares is tied to the attainment of the corporate performance milestones discussed below in the summary description of that program.

                  o For awards designated in terms of cash dollars at the time of grant (whether payable in cash, shares of the Company's common stock, or both), no participant in the 2007 Plan may receive awards with an aggregate dollar value in excess of five million dollars in any one calendar year. Shareholder approval of this proposal will also constitute approval of that five million-dollar limitation for purposes of Section 162(m). Accordingly, such limitation will assure that any deductions to which the Company would otherwise be entitled upon the payment of cash bonuses or the settlement of performance units will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m), to the extent the vesting of those awards is tied to the attainment of one or more of the corporate performance milestones discussed below in the summary description of the stock issuance program.

                  The shares of common stock issuable under the 2007 Plan may be drawn from shares of the Company's authorized but unissued common stock or from shares of its common stock that the Company acquire, including shares purchased on the open market or in private transactions.

                  Shares subject to outstanding awards under the 2007 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those awards will be available for subsequent issuance under the 2007 Plan. Any unvested shares issued under the 2007 Plan that are subsequently forfeited or that the Company repurchases, at a price not greater than the original issue price paid per share, pursuant to the Company's repurchase rights under the 2007 Plan will be added back to the number of shares reserved for issuance under the 2007 Plan and will accordingly be available for subsequent issuance.

                  There are no net counting provisions in effect under the 2007 Plan. Accordingly, the following share counting procedures will apply in determining the number of shares of common stock available from time to time for issuance under the 2007 Plan:

                  o Should the exercise price of an option be paid in shares of the Company's common stock, then the number of shares reserved for issuance under the 2007 Plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of new shares issued under the exercised option.

                  o Should shares of common stock otherwise issuable under the 2007 Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or settlement of an award under the plan, then the number of shares of common stock available for issuance under the 2007 Plan will be reduced by the full number of shares that were issuable under the award, and not by the number of shares actually issued after any such share withholding.

                  o Upon the exercise of any stock appreciation right granted under the 2007 Plan, the share reserve will be reduced by the gross number of shares as to which such stock appreciation right is exercised, and not by the net number of shares actually issued upon such exercise.

                  Equity Incentive Programs

                  Discretionary Grant Program. Under the discretionary grant program, eligible persons may be granted options to purchase shares of the Company's common stock or stock appreciation rights tied to the value of the Company's common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock appreciation rights, the time or times when those options or stock appreciation rights are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted option or stock appreciation right is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

                  Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares. In addition, one or more awards may be structured so that those awards will vest and become exercisable only after the achievement of pre-established corporate performance objectives.

                  Notwithstanding the foregoing, the following limitations apply with respect to the vesting schedules established for awards made under the discretionary grant program: (i) for any award which is to vest in the basis of service, the minimum vesting period is three years, with incremental vesting to occur over that period as determined by the plan administrator, and (ii) for any award which is to vest on the basis of performance objectives, the performance period will have a duration of at least one year.

                  Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised, provide for continued vesting during the applicable post-service exercise period and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding.

                  The 2007 Plan will allow the issuance of two types of stock appreciation rights under the discretionary grant program:

                  o Tandem stock appreciation rights granted in conjunction with stock options which provide the holders with the right to surrender the related option grant for an appreciation distribution from the Company in an amount equal to the excess of (i) the fair market value of the vested shares of the Company's common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

                  o Stand-alone stock appreciation rights which allow the holders to exercise those rights as to a specific number of shares of the Company's common stock and receive in exchange an appreciation distribution from the Company in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares. The exercise price per share may not be less than the fair market value per share of the Company's common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

                  The appreciation distribution on any exercised tandem or stand-alone stock appreciation right will be paid in (i) cash, (ii) shares of the Company's common stock or (iii) a combination of cash and shares of the Company's common stock. Upon cessation of service with the Company, the holder of a stock appreciation right will have a limited period of time in which to exercise such right to the extent exercisable at that time. The plan administrator will have complete discretion to extend the period following the holder's cessation of service during which his or her outstanding stock appreciation rights may be exercised, provide for continued vesting during the applicable post-service exercise period and/or to accelerate the exercisability or vesting of those stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation right remains outstanding.

                   Repricing Prohibition. The plan administrator may not implement any of the following repricing programs without obtaining shareholder approval: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of the Company's common stock for consideration payable in its equity securities or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.

                  Stock Issuance Program. Shares may be issued under the stock issuance program subject to performance or service vesting requirements established by the plan administrator. Shares may also be issued as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of the Company's common stock may also be issued under the program pursuant to restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient's service with the Company. Performance shares may also be issued under the program in accordance with the following parameters:

                  (i) The vesting of the performance shares will be tied to the attainment of corporate performance objectives over a specified performance period, all as established by the plan administrator at the time of the award.

                  (ii) At the end of the performance period, the plan administrator will determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

                  (iii) The performance shares which so vest will be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the plan administrator at the time the performance shares are awarded or the period selected by the participant in accordance with the applicable requirements of Internal Revenue Code Section 409A.

                  (iv) Performance shares may be paid in cash or shares of common stock.

                  (v) Performance shares may also be structured so that the shares are convertible into shares of the Company's common stock, but the rate at which each performance share is to so convert will be based on the attained level of performance for each applicable performance objective.

                  The plan administrator will have complete discretion under the program to determine which eligible individuals are to receive awards under the stock issuance program, the time or times when those awards are to be made, the form of those awards, the number of shares subject to each such award, the vesting schedule (if any) to be in effect for the award, the issuance schedule for the shares which vest under the award and the cash consideration (if any) payable per share.

                  Notwithstanding the foregoing, the following limitations apply with respect to the vesting schedules established for awards made under the stock issuance program: (i) for any award which is to vest in the basis of service, the minimum vesting period is three years, with incremental vesting to occur over that period as determined by the plan administrator, and (ii) for any award which is to vest on the basis of performance objectives, the performance period will have a duration of at least one year.

         In order to assure that the compensation attributable to one or more award made under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will also have the discretionary authority to structure one or more awards so that the shares of common stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholder equity;
(vii) total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue or return on operating profit; (xvii) collections and recoveries; (xviii) property purchases, sales, investments and construction goals; (xix) application approvals; (xx) litigation and regulatory resolution goals; (xxi) occupancy or occupancy rates; (xxii) leases, contracts or financings, including renewals; (xxiii) overhead, savings, G&A and other expense control goals; (xxiv) budget comparisons; (xxv) growth in shareholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards ("GICS") or GICS Index, or another peer group or peer group index; (xxvi) credit rating; (xxvii) development and implementation of strategic plans and/or organizational restructuring goals; (xxviii) development and implementation of risk and crisis management programs; (xxix) improvement in workforce diversity; (xxx) net cost per ton; (xxxi) price per container or average price per container; (xxxii) voyage days or vessel scheduling; (xxxiii) lift volume of containers, volume of containers, number of units or size of units; (xxxiv) compliance requirements and compliance relief; (xxxv) safety goals; (xxxvi) productivity goals; (xxxvii) workforce management and succession planning goals; (xxxviii) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxix) measures of customer satisfaction, employee satisfaction or staff development; (xl) development or marketing collaborations, formations of partnerships or joint ventures or the completion of other similar transactions intended to enhance the Company's revenue or profitability or enhance its customer base; (xli) merger and acquisitions; and (xlii) other similar criteria consistent with the foregoing. In addition, such performance criteria may be based upon the attainment of specified levels of the Company's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company's business units or divisions or any parent or subsidiary. Each applicable performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (F) the operations of any business the Company acquires; and (G) any other adjustment consistent with the operation of the 2007 Plan.

                  Outstanding awards under the stock issuance program will automatically terminate, and no shares of the Company's common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of the Company's common stock in satisfaction of one or more outstanding awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of the participant's involuntary termination or upon a change in control of the company, as described under the heading "General Provisions - Vesting Acceleration."

                  Incentive Bonus Program. Cash bonus awards, performance unit awards and dividend equivalent rights may be awarded under the incentive bonus program. Cash bonus awards will vest over an eligible individual's designated service period or upon the attainment of pre-established performance goals. Performance unit awards will be subject to the following parameters:

                           (i) A performance unit will represent a participating
interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more performance goals described above in the description of the stock issuance program. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each performance unit which becomes due and payable upon the attained level of performance will be determined by dividing the amount of the resulting bonus pool (if any) by the total number of performance units issued and outstanding at the completion of the applicable performance period.

                           (ii) Performance units may also be structured to
include a service-vesting requirement which the participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

                           (iii) Performance units which become due and payable
following the attainment of the applicable performance objectives and the satisfaction of any applicable service-vesting requirement may be paid in cash or shares of the Company's common stock valued at fair market value on the payment date.

                  Dividend equivalent rights may be issued as stand-alone awards or in tandem with other awards made under the 2007 Plan. Each dividend equivalent right award will represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of the Company's common stock) which is made per issued and outstanding share of common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made either concurrently with the actual dividend or distribution made per issued and outstanding share of the Company's common stock or may be deferred to a later date. Payment may be made in cash or shares of the Company's common stock.

                  The plan administrator will have complete discretion under the program to determine which eligible individuals are to receive such awards under the program, the time or times when those awards are to be made, the form of each such award, the performance objectives for each such award, the amount payable at one or more designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such award and the method by which the award is to be settled (cash or shares of the Company's common stock).

                  In order to assure that the compensation attributable to one or more awards under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will also have the discretionary authority to structure one or more awards so that cash or shares of common stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the performance goals described above in the summary of the stock issuance program.

                  The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all awards outstanding under the incentive bonus program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of the participant's involuntary termination or upon a change in control as described under the heading "General Provisions - Vesting Acceleration."

                  Automatic Grant Program. Under the automatic grant program, each individual who first becomes a non-employee Board member at any time on or after the date of the Annual Meeting will automatically receive a restricted stock unit award covering that number of shares of the Company's common stock determined by dividing the applicable dollar amount by the fair market value per share of the Company's common stock on such date, provided such individual has not been in the Company's employ during the immediately preceding twelve months. In addition, on the date of each annual shareholders meeting, beginning with the Annual Meeting, each individual serving as a non-employee Board member at that time will automatically be granted a restricted stock unit award covering that number of shares of the Company's common stock determined by dividing an applicable dollar amount by the fair market value per share of the Company's common stock on such date, provided such individual has served on the Company's Board for at least six months. The applicable dollar amounts subject to each such initial or annual restricted stock unit award will be determined by the Compensation Committee of the Company's Board of Directors (or a subcommittee thereof), but will not exceed $300,000. Accordingly, the size of the initial restricted stock unit grant may vary as to each new non-employee Board member, and the size of the annual restricted stock unit grants may vary from year to year. For each non-employee Board member re-elected at the Annual Meeting, the subcommittee of the Company's Compensation Committee has set the applicable dollar amount at $100,000 for the annual grant, and it is currently anticipated that any newly-appointed or elected non-employee Board member would receive an automatic restricted stock unit grant with the same dollar amount.

                  Each initial and annual restricted stock unit grant will vest in three successive equal annual installments upon the non-employee Board member's completion of each year of Board service over the three-year period measured from the grant date. However, the shares will immediately vest in full upon the non-employee Board member's death or disability while a Board member, retirement at or after the age of seventy-two or the occurrence of certain changes in ownership or control. The shares of common stock underlying each initial or annual restricted stock unit award which vests in accordance with the foregoing vesting provisions will be issued as they vest. However, future awards may be structured so as to allow the non-employee Board members to defer, in accordance with the applicable requirements of Internal Revenue Code Section 409A and the regulations thereunder, the issuance of the shares beyond the vesting date to a designated date or until cessation of Board service or an earlier change in control.

                  Should any dividend or other distribution payable other than in shares of the Company's common stock be declared and paid on the Company's common stock while an initial or annual restricted stock unit award is outstanding, then a special book account shall be established for the non-employee director holding the award and credited with a phantom dividend equivalent to the actual dividend or distribution which would have been paid on the shares subject to the restricted stock unit award had they been issued and outstanding and entitled to that dividend or distribution. The amount attributable to phantom dividend equivalents will be distributed to the non-employee director (in cash or such other form as the compensation committee may deem appropriate in its sole discretion) concurrently with the issuance of the vested shares to which those phantom dividend equivalents relate.

                  Stock Awards--Predecessor Plan

                  The following table sets forth, as to the Company's Chief Executive Officer, Chief Financial Officer, three other most highly compensated executive officers and the other individuals and groups indicated, the number of shares of the Company's common stock subject to option grants made under the Predecessor Plans from January 1, 2006 through February 28, 2007, together with the weighted average exercise price per share in effect for such option grants.



                                                                          Number of Shares    Weighted Average
                                                                             Underlying        Exercise Price
   Name and Position                                                       Options Granted     Per Share ($)
   -----------------                                                             (#)
   W. Allen Doane, Chairman, President and Chief Executive Officer, A&B        138,700             49.90
   Christopher J. Benjamin, Senior Vice President, Chief Financial              26,014             49.94
   Officer and Treasurer, A&B
   James S. Andrasick, President and Chief Executive Officer, Matson            38,779             50.07
   Stanley M. Kuriyama, President and Chief Executive Officer, A&B Land         31,993             49.90
   Group
   Matthew J. Cox, Executive Vice President and Chief Operating                 19,389             50.07
   Officer, Matson
   All current executive officers as a group (11 persons)                      291,613             49.87

   Directors:
   W. Blake Baird                                                                 0
   Michael J. Chun                                                               8,000             48.81
   Walter A. Dods, Jr.                                                           8,000             48.81
   Charles G. King                                                               8,000             48.81
   Constance H. Lau                                                              8,000             48.81
   Douglas M. Pasquale                                                           8,000             48.81
   Maryanna G. Shaw                                                              8,000             48.81
   Jeffrey N. Watanabe                                                           8,000             48.81

   All current non-employee directors as a group (8 persons)                    56,000             48.81

   All employees, including current officers who are not                       156,603             49.58
     executive officers, as a group (60 persons)

                  The following table sets forth, as to the Company's Chief Executive Officer, Chief Financial Officer, three other most highly compensated executive officers and the other individuals and groups indicated, the number of shares of the Company's common stock subject to direct stock awards (vested or unvested) made under the Predecessor Plans from January 1, 2006 through February 28, 2007.



   Name and Position                                                       Number of Shares Subject to Direct
   -----------------                                                                Stock Award (#)

   W. Allen Doane, Chairman, President and Chief Executive Officer, A&B                 139,199
   Christopher J. Benjamin, Senior Vice President, Chief Financial                       23,059
   Officer and Treasurer, A&B
   James S. Andrasick, President and Chief Executive Officer, Matson                     46,009
   Stanley M. Kuriyama, President and Chief Executive Officer, A&B Land                  31,942
   Group
   Matthew J. Cox, Executive Vice President and Chief Operating                          18,665
   Officer, Matson
   All current executive officers as a group (11 persons)                               258,874

   Directors:
   W. Blake Baird                                                                           150
   Michael J. Chun                                                                          600
   Walter A. Dods, Jr.                                                                      600
   Charles G. King                                                                          600
   Constance H. Lau                                                                         600
   Douglas M. Pasquale                                                                      600
   Maryanna G. Shaw                                                                         600
   Jeffrey N. Watanabe                                                                      600

   All current non-employee directors as a group (8 persons)                              4,350

   All employees, including current officers who are not                                136,075
     executive officers, as a group (60 persons)


                  New Plan Benefits

                  No awards will be made under the 2007 Plan at any time prior to shareholder approval of the plan at the Annual Meeting. If such shareholder approval is obtained, then the following non-employee members of the Company's Board of Directors will each, upon their re-election to the Board at the Annual Meeting, receive an automatic restricted stock unit award covering that number of shares of the Company's common stock determined by dividing $100,000 by the fair market value per share of the Company's common stock on the date of the Annual Meeting: Mr. W. Blake Baird, Dr. Michael J. Chun, Mr. Walter A. Dods, Jr., Mr. Charles G. King, Ms. Constance H. Lau, Mr. Douglas M. Pasquale,
Ms. Maryanna G. Shaw, and Mr. Jeffrey N. Watanabe.

                  General Provisions

                  Vesting Acceleration. In the event the Company should experience a change in control, the following special vesting acceleration provisions will be in effect for all outstanding awards under the discretionary grant, stock issuance and incentive bonus programs:

                                   (i) Each outstanding award will automatically
                 accelerate in full upon a change in control, if that award is not assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the intrinsic value of the award and provides for subsequent payout of that value in accordance with the same vesting schedule in effect for that award.

                                    (ii) The plan administrator will have
                 complete discretion to grant one or more awards which will vest in the event the individual's service with the Company or the successor entity terminates within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

                                   (iii) The plan administrator will have the
                 discretion to structure one or more awards so that those awards will immediately vest upon a change in control, whether or not they are to be assumed or otherwise continued in effect.

                                   (iv) Unless the plan administrator
                 establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the 2007 Plan in the event (a) the Company is acquired by merger or asset sale; (b) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) thirty-five percent (35%) or more of the total combined voting power of the Company's outstanding securities; or (c) a change in a majority of the membership of the Board over a period of less than twelve (12) months that is not approved by the current membership of the Board or their approved successors.

                  The plan administrator's authority above extends to any awards intended to qualify as performance-based compensation under Section 162(m), even though the accelerated vesting of those awards may result in their loss of performance-based status under Section 162(m).

                  Changes in Capitalization. In the event any change is made to the outstanding shares of the Company's common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without the Company's receipt of consideration or should the value of the Company's outstanding shares of common stock be substantially reduced by reason of a spin-off transaction or extraordinary dividend or distribution, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2007 Plan; (ii) the maximum number and/or class of securities by which the share reserve may increase by reason of the expiration or termination of unexercised options or the forfeiture of shares under the Predecessor Plans; (iii) the maximum number and/or class of securities for which any one person may be granted common stock-denominated awards under the 2007 Plan per calendar year; (iv) the number and/or class of securities and the exercise price per share in effect for outstanding awards under the discretionary grant program; (v) the number and/or class of securities subject to each outstanding award under the stock issuance and automatic grant programs and the cash consideration (if any) payable per share; (vi) the number and/or class of securities for which awards may subsequently be made to new and continuing non-employee Board members under the automatic grant program; and
(vii) the number and/or class of securities subject to each outstanding award under the incentive bonus program denominated in shares of the Company's common stock. Such adjustments will be made in such manner as the plan administrator deems appropriate in order to preclude any dilution or enlargement of benefits under the 2007 Plan or the outstanding awards thereunder.

                  Valuation. The fair market value per share of the Company's common stock on any relevant date under the 2007 Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq Global Select Market. On February 28, 2007, the fair market value per share of the Company's common stock determined on such basis was $49.42.

                  Shareholder Rights and Transferability. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of the Company's common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2007 Plan so that those options will be transferable during optionee's lifetime to one or more members of the optionee's family or to a trust established for the optionee and/or one or more such family members or to the optionee's former spouse, to the extent such transfer is in connection with the optionee's estate plan or pursuant to a domestic relations order. Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

                  A participant will have full shareholder rights with respect to any shares of common stock issued to him or her under the 2007 Plan, whether or not his or her interest in those shares is vested. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or performance share award until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or performance shares, subject to such terms and conditions as the plan administrator may deem appropriate.

                  Special Tax Election. The plan administrator may provide one or more holders of awards under the 2007 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise or settlement of those awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of the Company's common stock in payment of such withholding tax liability.

                  Amendment and Termination. The Company's Board of Directors may amend or modify the 2007 Plan at any time; provided, however, that shareholder approval will be required for any amendment which materially increases the number of shares of common stock authorized for issuance under the 2007 Plan (other than in connection with certain changes to the Company's capital structure as explained above), materially increases the benefits accruing to participants, materially expands the class of individuals eligible to participate in the 2007 Plan, expands the types of awards which may be made under the 2007 Plan or extends the term of the 2007 Plan or to the extent such shareholder approval may be otherwise required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which the Company's common stock is at the time primarily traded. Unless sooner terminated by the Company's Board of Directors, the 2007 Plan will terminate on the earliest of (i) April 26, 2017, (ii) the date on which all shares available for issuance under the 2007 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding awards in connection with certain changes in control or ownership.

                  Summary of Federal Income Tax Consequences

                  The following is a summary of the Federal income taxation treatment applicable to the Company and the participants who receive awards under the 2007 Plan.

                  Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of
Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

                  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

                  Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

                  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

                  Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the Company's taxable year in which such ordinary income is recognized by the optionee.

                  Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

                  Restricted Stock Awards. The recipient of unvested shares of common stock issued under the 2007 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares. The deduction will in general be allowed for the Company's taxable year in which such ordinary income is recognized by the recipient.

                  Restricted Stock Units. No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

                  Cash Awards. The payment of a cash award will result in the recipient's recognition of ordinary income equal to the dollar amount received. The recipient will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the cash award is paid. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

                  Performance Units. No taxable income is recognized upon receipt of performance units. The holder will recognize ordinary income in the year in which the performance units are settled. The amount of that income will be equal to the fair market value of the shares of common stock or cash received in settlement of the performance units, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the performance units at the time those units are settled. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

                  Dividend Equivalent Rights. No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a payment pursuant to such right, whether in cash, securities or other property, is made to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder. That deduction will be allowed for the taxable year in which such ordinary income is recognized.

                  Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of the Company's executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the 2007 Plan will remain deductible by the Company without limitation under Section 162(m). However, any compensation deemed paid by the Company in connection with shares issued under the stock issuance program or shares or cash issued under the incentive bonus program will be subject to the $1 million limitation, unless the issuance of the shares or cash is tied to one or more of the performance milestones described above.

                  Accounting Treatment. The accounting principles applicable to awards made under the 2007 Plan may be summarized in general terms as follows:

                  Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123R, Share-Based Payment, or SFAS 123R, the Company will be required to expense all share-based payments, including grants of stock options, stock appreciation rights, restricted stock, restricted stock units and all other stock-based awards under the 2007 Plan. Accordingly, stock options and stock appreciation rights which are granted to the Company's employees and non-employee Board members and payable in shares of the Company's common stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against the Company's reported earnings over the requisite service period. For shares issuable upon the vesting of restricted stock units awarded under the 2007 Plan, the Company will be required to amortize over the requisite service period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to the Company's reported earnings ratably over the requisite service period. Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to the Company's earnings equal to the fair market value of the bonus shares on the issuance date.

                  For performance units awarded under the 2007 Plan, the Company will be required to amortize the dollar value of those units (whether eventually settled in cash or shares of the Company's common stock) over the applicable performance period and any subsequent service vesting period. Dividends or dividend equivalents paid on the portion of an award that vests will be charged against the Company's retained earnings. If the award holder is not required to return the dividends or dividend equivalents if they forfeit their awards, dividends or dividend equivalents paid on instruments that do not vest will be recognized by the Company as additional compensation cost.

(PROXY CARD)

                              ALEXANDER & BALDWIN, INC.
                      822 Bishop Street, Honolulu, Hawaii 96813


              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 26, 2007
                    SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



                  The undersigned hereby appoints W. A. Doane,
               W. A. Dods, Jr., and M. G. Shaw, and each of them, proxies with full power of substitution, to vote the shares of stock of Alexander & Baldwin, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, April 26, 2007, and at any adjournments or postponements thereof, on the matters set forth in the Notice of Meeting and Proxy Statement, as follows:

                    (continued and to be signed on reverse side)

______________________________________________________________________________
                                FOLD AND DETACH HERE



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3 BELOW.
                                         ---
                                                     Please mark your      |X|
                                                     votes as indicated
                                                     in this example


1. ELECTION OF DIRECTORS (Check one box only): 01 W. B. Baird, 02 M. J. Chun,
                                               03 W. A. Doane, 04 W. A. Dods,
                                               Jr., 05 C. G. King, 06 C. H. Lau,
                                               07 D. M. Pasquale, 08 M. G. Shaw,
                                               09 J. N. Watanabe.

       FOR               WITHOUT AUTHORITY     (To withhold authority to vote
   all nominees           to vote for all      for any individual nominee,
    listed to            nominees listed to    check the "FOR all nominees"
    the right:               the right:        box to the left and write the
       __                       __             name of the nominee for whom
      |__|                     |__|            you wish to withhold authority
                                               in the space provided below.)

   ____________________________________________________________________________

2. PROPOSAL TO RATIFY THE                   3. PROPOSAL TO ADOPT THE ALEXANDER &
   APPOINTMENT OF DELOITTE &                   BALDWIN, INC. 2007 INCENTIVE
   TOUCHE LLP as the auditors                  COMPENSATION PLAN
   of the Corporation:

   FOR     AGAINST   ABSTAIN                   FOR     AGAINST   ABSTAIN
    __       __        __                       __       __        __
   |__|     |__|      |__|                     |__|     |__|      |__|


4. In their discretion on such other matters as properly may come before the meeting or any adjournments or postponements thereof.



THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


PLEASE SIGN EXACTLY AS NAME(S) APPEARS ABOVE

Signature____________________ Signature__________________ Date_________________

IMPORTANT: WHEN STOCK IS IN TWO OR MORE NAMES, ALL SHOULD SIGN. WHEN SIGNING AS EXECUTOR, TRUSTEE, GUARDIAN OR OFFICER OF A CORPORATION, GIVE TITLE AS SUCH.


______________________________________________________________________________
                            FOLD AND DETACH HERE


     WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
              BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.proxyvoting.com/alex

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone
1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.



If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.


Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirectR at www.melloninvestor.com/isd where
                                     --------------------------
step-by-step instructions will prompt you through enrollment.